Exhibit 10.4 Signature Version THIS IS A FREE TRANSLATION IN ENGLISH OF THE ORIGINAL SPANISH VERSION OF THE LEASE AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE ORIGINAL SPANISH VERSION OF THE LEASE AGREEMENT AND THE ENGLISH TRANSLATION, THE SPANISH VERSION OF THE LEASE AGREEMENT SHALL PREVAIL. REPERTOIRE NUMBER: 5.094 2025 MMY LEASE AGREEMENT FOR MINING PROPERTY IN THE SALAR DE ATACAMA CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN AND MINERA TARAR SpA IN SANTIAGO, REPUBLIC OF CHILE, on the sixteenth day of September two thousand twenty-five, before me, PABLO ALBERTO GONZÁLEZ CAAMAÑO, attorney-at-law, Notary Public, Head of the Ninth Notary’s Office of Santiago, with offices at Teatinos No. 333, mezzanine level, appear: MINERA TARAR SpA, a corporation, unique tax identification number seventy-seven million seven hundred eighty thousand nine hundred nineteen hyphen nine, hereinafter the “Company”, duly represented, as will be evidenced, by Mr. JORGE MÁXIMO PACHECO MATTE, a Chilean citizen, married, business engineer, national ID number six million three hundred seventy-one thousand eight hundred eighty-seven-four, and Mr. ROLANDO ALFREDO KUKENSHONER AESCHLIMANN, a Chilean citizen, Signature Version 2 married, civil engineer, identity card number fifteen million five hundred forty-nine thousand eight hundred ninety-one-nine, all domiciled for these purposes at Huérfanos Street number one thousand two hundred seventy, in the municipality and city of Santiago, on the one hand; and on the other hand, the CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN, unique tax ID number sixty million seven hundred six thousand-two, a decentralized public service, hereinafter “CORFO” or the “Corporation,” duly represented, as shall be evidenced, by its Executive Vice President, Mr. JOSÉ MIGUEL BENAVENTE HORMAZÁBAL, a Chilean citizen, married, industrial civil engineer, identity card number seven million eight hundred thirty-nine thousand three hundred seventy-nine hyphen three, both domiciled for these purposes at Moneda Street number nine hundred twenty-one in this city. The Company and CORFO shall be jointly referred to as the “Parties” and individually and indistinctly as the “Party”. The parties appearing, of legal age, who prove their identity with the identification cards indicated above, state: FIRST: General Background on the Lease of OMA Mining Concessions for the Development of the Project. One.One. CORFO is the holder of fifty-nine thousand eight hundred twenty OMA mining concessions in the Salar de Atacama, each covering five hectares, which were registered in its name on October 4, 1977, on page 408, entry number 11, of the Property Registry of the Mining Registrar of Calama for that same year. Subsequently, by means of a public deed dated November 13, 1978, Signature Version 3 executed before the Notary of Santiago, Mr. Víctor Manuel Correa Valenzuela, CORFO partially relinquished some of the OMA mining concessions, with the respective cancellation being registered on page 131, number 6, of the Property Registry of the Calama Mining Registrar for the year 1979. One.Two. CORFO is also the holder of the Sal and Salar mining concessions and the Rigo mining concessions, identified, respectively, in the Second Transitory Clause and Third Transitory Clause, which were established after the year 1979. One.Three. Article 5 of Decree-Law No.2,886 of 1979 reserved lithium for the State, for reasons of national interest under, with the exception of lithium existing in mining concessions established for lithium or any of the substances listed in the first paragraph of Article 3 of the Mining Code in force at that time, which, as of November 14, 1979, the date of publication of that Decree-Law in the Official Gazette, had their survey records registered, were in force, and whose declaration, in turn, had been registered prior to January 1, 1979. One.Four. Article 19, paragraph 24, of the Political Constitution of the Republic establishes, in relevant part, that a constitutional organic law shall determine the substances that may be the subject of exploration or exploitation concessions; and its Second Transitory Provision prescribes that until the new Mining Code is enacted, holders of mining rights shall continue to be governed by the legislation in force at the time of the Constitution’s entry into force, in their capacity as concessionaires, and that these min ing rights shall subsist under the new Code, without prejudice to the fact that, with respect to their benefits and burdens and regarding their termination, the Signature Version 4 provisions of the new Mining Code shall prevail. One.Five. In compliance with the constitutional mandate, Article three of Law No. 18,997, the Organic Constitutional Law on Mining Concessions, declares lithium, among other substances, ineligible for mining concessions, expressly stating that this is without prejudice to mining concessions validly established prior to the corresponding declaration of non-concessibility. This provision is also contained in Article 7 of the current Mining Code. Likewise, Transitory Article 1 of Law No. 18,997 provides that mining concessions in force as of the date of entry into force of the new Mining Code shall continue under the provisions of the latter, without prejudice to the fact that, with respect to their rights, benefits, and encumbrances, and regarding their termination, the provisions of said Code shall prevail. One.Six. By virtue of the aforementioned regulations, and given that the OMA mining concessions were established in the year 1977, specifically for lithium, and that the Survey Report and the judicial approval of said concessions were registered prior to January 1, 1979, the exploitation of the lithium present in the OMA mining concessions corresponds to CORFO, as the holder of the mining concession, or to whomever CORFO assigns its rights to. One.Seven. Conversely, the Sal and Salar and Rigo mining concessions were established after the year 1979, such that their exploitation may only be carried out by the State or its enterprises, or through Special Operating Contracts or Administrative Concessions, in accordance with the provisions of Article 19, paragraph 24, of the Political Constitution of the Republic. One.Eight. In the OMA mining concessions located in the Salar de Atacama,

Signature Version 5 projects have been underway since 1983 to produce and market any and all potassium compounds, boron, lithium, and sodium, and, in particular, potassium salts, boric acid, lithium, lithium products, sodium chloride, potassium chloride, sodium sulfate, potassium sulfate, and any derivatives or compounds thereof, as well as other economically recoverable mineral substances. One.Nine. By public deed dated January 31, 1986, executed before the Notary Public of Santiago, Mr. Sergio Rodríguez Garcés, Amax, Molymet, and CORFO entered into the contract for the project in the Salar de Atacama and its various annexes. Likewise, by deed of the same date and notary, Amax, Molymet, and CORFO formed the limited liability company named Sociedad Minera Salar de Atacama Limitada (“Minsal”). On December 14, 1992, by public deed executed on that date before the Notary Public of Santiago, Mr. Raúl Undurraga Laso, Amax, with the express and irrevocable consent of the other partners of Minsal, sold, assigned, and transferred to Amsalar, which purchased, accepted, and acquired for itself each and every one of the former’s rights and interests in said company. Subsequently, by public deed dated November 12, 1993, executed before the Notary Public of Santiago, Juan Ricardo San Martín Urrejola , the companies Amsalar and Molymet sold, assigned, and transferred to SQM Potasio S.A. all their corporate rights in Minsal, leaving SQM Potasio S.A. as the sole partner of the latter, with seventy-five percent, and CORFO, with twenty-five percent. By public deed of August 8, 1994, Minsal was modified and transformed into Sociedad Minera Salar de Atacama S.A., which later changed its corporate name to SQM Salar S.A. and is today SQM Salar SpA Signature Version 6 (“SQM Salar”). On December 28, 1995, following a capital increase carried out the previous year, CORFO sold its stake in SQM Salar. One.Ten. By public deed dated April 18, 1986, executed before the Notary Public of Santiago, Mr. Sergio Rodríguez Garcés, a lease agreement was entered into between CORFO and Minsal, whereby CORFO leased to said company, of which it was a partner, the usufruct of certain OMA mining concessions, for the development of the project agreed upon in the project contract for the Salar de Atacama. By deed dated January 31, 1986, executed before the Notary Public of Santiago, Mr. Sergio Rodríguez Garcés, Amax, Molymet, and CORFO entered into the contract for the project in the Salar de Atacama and its various annexes. On November 12, 1993, by public deed executed before the Notary Public of Santiago, Mr. Juan Ricardo San Martín Urrejola, a contract for the project in the Salar de Atacama was entered into between CORFO, SQM Potasio S.A., and SQM S.A., the purpose of which was for Minsal to develop a project, thereby rendering null and void the contract of the same name executed in 1986. On the same date and before the same notary, a lease agreement was executed between CORFO and Minsal, thereby rendering null and void the contract of the same name from 1986. Subsequently, on December 19, 1995, the project contract was amended before the Notary Public of Santiago, Mr. Juan Ricardo San Martín Urrejola, and on December 21, 1995, before the same notary, the project contract was amended again. Subsequently, by public deed of the same date and before the same notary, the parties amended the lease agreement. By public deed dated November 29, 2012, SQM Salar executed a unilateral Signature Version 7 declaration of agency, by which it transferred to CORFO the Sal and Salar Concessions, which had been established by SQM Salar in a portion of the area comprising the OMA Concessions. One.Eleven. By public deed dated January 17, 2018, executed before the Seventh Notary of Santiago, Ms. María Soledad Santos Muñoz, CORFO and SQM Potasio S.A., SQM S.A. and SQM Salar signed the amendment, consolidated and updated text of the contract for the project in the Salar de Atacama, and the amendment, consolidated and updated text of the lease agreement regarding the OMA mining concessions, contracts which were amended by the aforementioned parties by public deed dated March 8, 2018, executed before the same notary. The aforementioned amendments, along with their rectification, were approved by CORFO Resolution No. 48 of 2018, registered by the Comptroller General of the Republic on April 10 of the same year, and were intended, among other things, to increase SQM Salar’s lithium mining and marketing quota, change the formula for calculating lease rent, the prices used, and the rates to be applied, the establishment of an environmental monitoring system, and the creation of mechanisms to verify the correct, complete, and timely fulfillment of SQM Salar’s environmental and contractual obligations. Subsequently, on January 8, 2020, between CORFO and SQM Salar, SQM Potasio S.A., and SQM S.A., the project contract and the lease agreement were amended by a public deed executed before the Seventh Notary Public of Santiago, Ms. María Soledad Santos Muñoz, and on December 1, 2020, by a public deed executed before the same Notary Public, an amendment was signed referring exclusively to Clause Fifteen of Signature Version 8 the project contract. These amendments were approved, respectively, by CORFO Resolution No. 16 of 2020, which was registered by the Second Metropolitan Regional Comptroller’s Office of Santiago on February 27 of the same year; and by CORFO Resolution No. 125 of 2020, recorded by the Second Metropolitan Regional Comptroller’s Office of Santiago on December 31 of the same year. One.Twelve. That, in accordance with the SQM Project Contract and the SQM Lease Agreement, the project and the lease under those contracts terminate on December 31, 2030, except for the early terminations specifically provided for in said instruments. Likewise, said contracts establish a series of rights in favor of CORFO associated with their termination, such as restitution, free transfer, and purchase options on certain assets. SECOND: Considerations. The Parties hereby expressly state that they have taken into special consideration in entering into this Agreement and the Project Agreement, the following: Two.One. The Agreement and the Project Agreement are related contracts, closely linked to one another, which have bound and continue to bind all parties thereto. Two.Two. The development of the lithium industry and the exploitation of the Properties are of significant importance to the State of Chile, given that it possesses one of the world’s largest reserves of this mineral, the sustainable exploitation of which entails significant economic benefits and revenue for Chile, and, furthermore, will become a significant contribution to the development of the industry associated with this mineral, particularly that of

Signature Version 9 batteries and storage devices. Therefore, it must create appropriate conditions that enable its active participation in the expansion of the lithium market in the coming years and its positioning as a key player in lithium exploitation in the long term. Two.Three. As provided in the sixth paragraph of Article 19, number twenty-four of the Political Constitution of the Republic of Chile, the State of Chile has absolute, exclusive, inalienable, and imprescriptible dominion over all mines, including salt flats, notwithstanding the ownership by natural or legal persons of the land in whose depths they are located. Paragraph 10 of the aforementioned article adds that the exploration, exploitation, or processing of deposits containing substances not subject to concession, such as lithium, may be carried out directly by the State or its enterprises, or through administrative concessions or special operating contracts. Thus, it is in the interest of the State of Chile to actively participate in the lithium industry, capturing significant value from the exploitation of properties owned by CORFO. Two. Four. On April 20, 2023 the President of the Republic announced the “National Lithium Strategy”, aimed at increasing Chile’s wealth and developing a key industry to link Chile’s economic development with the global transition to a green economy (the “National Lithium Strategy”). One of the objectives of the National Lithium Strategy is to incorporate the Chilean State into productive activities in the Salar de Atacama, for which purpose CORFO requested that CODELCO identify the best ways to secure the Chilean State’s participation in lithium operations in the Salar de Atacama effective immediately. Accordingly, CODELCO, which under its organic law is authorized, either Signature Version 10 directly or through its subsidiaries, to engage in lithium mining, on May 18, 2023, established the Company as a vehicle to carry out the development of the Salar de Atacama through a public-private partnership. Two.Five. Both for the aforementioned purposes and to create the right conditions and incentives to foster investment, innovation, and increased levels of lithium in the coming years, it is necessary to: (i) establish a quota for the production and marketing of lithium within the term of the Contract and the Project Agreement, and (ii) promote the introduction of new lithium production technologies, establishing, in both cases, provisions that promote efficient and sustainable exploitation subject to compliance with high environmental protection standards, on the understanding that the Salar de Atacama is a basin whose aquifer systems are interconnected, that ensure best practices in compliance and corporate governance, and that regulate the timeliness and integrity of the information that the Company, CODELCO, and the Private Shareholder must provide to CORFO for the best possible fulfillment of the Agreement and the Project Agreement. Two.Six. The Agreement maintains the revenue calculation mechanism established in the SQM Agreements, providing for rates by price range, which shall be applied to the sale price to the final consumer or Unrelated Third Party. To safeguard this last principle, the Company shall additionally make reasonable efforts to propose advance pricing agreements to the Internal Revenue Service regarding the determination of the price of the lithium products that it markets, pursuant to Article 41E, paragraph 7, of the Income Tax Law contained in Article 1 of Decree-Law No. 824 of 1974. Two.Seven. This Signature Version 11 Agreement also includes provisions to promote the development in our country of a lithium products industry with higher added value; to this end, it regulates the granting of preferential lithium prices by the Company to Specialized Producers that manufacture such value-added products in Chile from Lithium Products extracted from the OMA Concessions. Two.Eight. The sustainable development of economic activity in the Salar de Atacama and its surroundings is a priority objective of CORFO; to this end, it is essential that the Company commit to maintaining high standards of corporate social responsibility and practices of engagement and dialogue with the Atacameño indigenous communities of the Salar de Atacama basin, in particular regarding any environmental and social impacts of the Company’s activities within the area of influence of the operation it will carry out in the Salar de Atacama, both on the Atacameño indigenous communities and in the urban areas where it processes its products. Two.Nine. Finally, the Project Agreement establishes mechanisms for benefit-sharing with the Atacameño indigenous organizations of the Salar de Atacama basin, as well as contributions intended for regional development and research and development, which the Company must make. In accordance with applicable regulations, prior to the date of execution of this instrument, the administrative measures set forth in the Contracts that are likely to directly affect indigenous peoples were submitted to the indigenous consultation process. Signature Version 12 THIRD: Definitions. Without prejudice to other definitions contained in this Contract, the terms listed below shall have, whenever they are used in this Agreement with an initial capital letter, the meaning assigned to them in each case: "Private Shareholder” means Sociedad Química y Minera de Chile S.A. and SQM Nueva Potasio SpA, entities with which CODELCO and/or its subsidiary Salares de Chile SpA partnered to form the public - private partnership referred to in Transitional Clause Nine (Public-Private Partnership) . “Boric Acid” means any commercial form of boric acid in any form, grade, concentration, or degree of purity, its derivatives, or compounds. “CCHEN Agreement” means the agreement of the CCHEN Board of Directors authorizing the sale of lithium products extracted from the Salar de Atacama in accordance with this Contract, under conditions substantially similar to those previously authorized by said body for this type of contract, in accordance with its legal powers and within the scope of its jurisdiction. “Amax” means Amax Exploration Inc. “Amsalar” means Amsalar Inc. “Protection Rings” refers to the area encompassed by Protection Ring Two and Protection Ring Ten, established as a zone intended to safeguard the mineral resources and reserves of the Properties and prevent the Company from conducting mining operations in that zone that could negatively affect the Project or the Project’s development area. “Protection Ring Ten” means the area within ten kilometers measured from the perimeter or outer edge of the OMA Concessions and the Rigo Concessions, as identified on the map incorporated as Annex Two to this Agreement. “Protection Ring Two” means the area within two kilometers measured from

Signature Version 13 the perimeter or outer edge of the OMA Concessions and the Rigo Concessions, as identified on the map incorporated as Annex Three to this Contract. “Anniversary” means an anniversary of the Commencement Date. ““Atacameño Indigenous Associations” or “Atacameño indigenous associations” means those indigenous associations, as defined in Article 36 of Law No. 19,253, belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that are incorporated, registered, and have a current board of directors on file with CONADI, on the dates indicated for each case in the Contract. “Environmental Auditor” has the meaning assigned to that term in Clause Seventeen (External Auditors). “Contractual Auditor” has the meaning assigned to that term in Clause Seventeen (External Auditors). “External Auditors” has the meaning assigned to that term in Clause Seventeen (External Auditors). “Assets Subject to Restitution” has the meaning assigned to that term in Transitional Clause Six (Resolutory Condition). “CAM” means the Arbitration and Mediation Center of the Santiago Chamber of Commerce. “Theoretical Production Capacity” means the annual production capacity of a specific Lithium Product, based on the design of the industrial equipment and plants installed and constructed in Chile for the Company’s production process. “CCHEN” means the Chilean Nuclear Energy Commission or the body that replaces it. “Magnesium Chloride” or “Bischofite” means any commercial form of magnesium chloride hexahydrate in any form, grade, concentration, or degree of purity, its derivatives, or compounds. “Potassium Chloride” means any commercial form of potassium in any form, grade, concentration or Signature Version 14 degree of purity (including its intermediate products), other than Potassium Sulfate, its derivatives, or compounds. “Sodium Chloride” or “Halites” means any commercial form of sodium chloride in any form, grade, concentration, or degree of purity, its derivatives, or compounds. “CODELCO” means the National Copper Corporation of Chile. “Board of Directors” has the meaning assigned to that term in Section Nineteen.Two. of Clause Nineteen (Corporate Governance of the Company) of the Project Agreement. “Atacameño Indigenous Communities” or “Atacameño indigenous communities” means those indigenous communities, as defined in Article 9 of Law No. 19,250, belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that are incorporated, registered, and have a current board of directors on file with CONADI as of the dates indicated in the Agreement for each case. “Board” means the Board of CORFO. “Agreement” means this Lease Agreement, its annexes, and its written amendments. “SQM Lease Agreement” means the amended, consolidated, and updated version of the OMA mining rights lease agreement entered into between CORFO and SQM Nueva Potasio SpA, Sociedad Química y Minera de Chile S.A., and SQM Salar SpA by public deed dated today, executed before this Notary Public under file number five thousand ninety-one. “Project Agreement” means the Project Agreement for the Salar de Atacama, entered into between CORFO, the Company, and CODELCO, by public deed of this same date, at this Notary’s office. “SQM Project Agreement” means the amended, consolidated, and updated version of the project agreement for the Salar de Atacama executed between CORFO and Signature Version 15 SQM Nueva Potasio SpA, Sociedad Química y Minera de Chile S.A., and SQM Salar SpA by public deed dated today executed before this Notary Public under file number five thousand ninety-two. “SQM Agreements” means, collectively, the SQM Lease Agreement and the SQM Project Agreement. “Agreements” means, collectively, this Agreement and the Project Agreement. “Control” means, whether directly or indirectly, through another person or jointly with other persons, (i) holding more than fifty percent of the shares, equity interests, or quotas of an Entity; (ii) having the right (by law, court order, or contract) to appoint or elect the majority of the members of the board of directors or the manager of an Entity; (iii) having sufficient power to direct or cause the direction of the management and policies of the Entity, whether through a contractual relationship or any other means , or to exert decisive influence over the management of the Entity, in accordance with the definition in Article 97 of the Securities Market Law; or (iv) in the case of a natural person, to have the right (by legal, judicial, or contractual provision) to manage all or part of their assets. This concept of Control shall be used to determine whether a person “Controls” an Entity (in which case the first person is the “Controlling” party of the second), whether an Entity is “Controlled” by a person, or whether an Entity is under the common “Control” of a person. “CORFO” or the “Corporation” means the Corporación de Fomento de la Producción. “Fees” means, collectively, the Base Fee, the Additional Fee, and the Efficiency Fee, as such terms are defined in the Project Agreement. “Business Days” means days of the week, excluding Saturdays, Sundays, holidays, and days on which commercial Signature Version 16 banks in Chile do not open their offices to the public. ““Entity” means a legal entity, whether under private or public law, an association, a corporation, a fund, and any other organization or special-purpose trust, regardless of whether it has legal personality or not, or whether it is of Chilean or foreign nationality. “Material Delivery” has the meaning assigned to that term in Section Nine.Three of Clause Nine (Restitution, Transfer, and Purchase Options). “National Lithium Strategy” has the meaning assigned to that term in Section Two.Four. of Clause Two (Considerations). “Force Majeure Event” means any unforeseen event beyond the reasonable control of the affected Party that prevents it from fulfilling its obligation, including, but not limited to, the following: (i) acts of nature, including epidemics, earthquakes, hurricanes, landslides, floods, flash floods, and tsunamis or subsidence, (ii) acts of the enemy, including wars, blockades, blockades, or insurrections, (iii) terrorism and riots, (iv) orders, decrees from any government authority or entity, or the exercise of any emergency powers by any authority, that are binding on the Party, provided that they do not result from the wrongful act or omission of the affected Party, have not been issued with general effect, and exceed the scope of the industry. “Call Date” means October 4, 2024, corresponding to the issuance of CORFO’s Exempt Electronic Resolution No. 1,235, which ordered the issuance of a new call for the first meeting of the planning stage of the “Salar de Atacama Contracts” indigenous consultation process, as instructed by CORFO’s Exempt Electronic Resolution No. 347 of 2024 CORFO. “Start Date” means January 1, 2031. The foregoing applies provided that, as of that date, the CORFO resolution

Signature Version 17 approving this Contract and the resolution implementing the CCHEN Agreement have been fully processed. If these conditions have not been met, the “Commencement Date” shall be understood to be the latest date on which both resolutions are fully processed. “Termination Date” has the meaning assigned to that term in Clause Twenty (Term). “Termination Date of the Dialogue Stage of the Indigenous Consultation” means August 8, 2025. “Subsidiary” means, with respect to a corporation, the Entity that, directly or through another Entity, is Controlled by said corporation and in which the Entity holds more than fifty percent of its voting capital or of the capital if it is not a corporation, or in which it may elect or appoint or cause to be elected or appointed the majority of its directors or officers. “Governance” means the set of rules that be agreed upon between the Company and the Atacameño indigenous communities to govern their relations, which shall be maintained through formal and permanent channels of dialogue, such as working groups or others established by mutual agreement. For greater clarity, Governance does not refer to nor form part of the Company’s corporate governance, which is governed by its own statutory rules. “kMt” means thousands of metric tons. “LCE” means lithium carbonate equivalent. “Securities Market Law” means Law No. 18,045 on the Securities Market. “Anti-Corruption Laws” has the meaning assigned to that term in Clause Twenty-Five (Anti-Corruption Regulations). “LME” means lithium metal equivalent. “Lots A – M – J – F – H and L” means the properties located in the municipality of San Pedro de Atacama, identified in Section Four.One. of Transitory Clause Four (Properties) . “Lots E – F – G Signature Version 18 and H” means the properties located in the municipality of San Pedro de Atacama, identified in Section Four.Two. of Transitory Clause Four (Real Estate). “Relevant Matters and Clauses” has the meaning assigned to that term in Clause Twelve.Bis.Two. “Salar de Atacama Contract Monitoring Committee” means the sole permanent body for dialogue, coordination, and collaboration established in this Contract, managed by CORFO within the scope of its authority to ensure the active participation of Atacameño indigenous organizations in the monitoring, verification, and oversight of the environmental obligations imposed by this Contract on the Company, and for community relations, through which periodic actions will be carried out to maintain a formal relationship with said organizations and collaborative activities. “Minsal” means Sociedad Minera Salar de Atacama S.A., formerly Sociedad Minera Salar de Atacama Limitada, now SQM Salar SpA. “Molymet” means Molibdenos y Metales S.A. “Mt” means metric tons. “Most - Favored Price Obligation” has the meaning assigned to that term in Clause Thirteen (Preferential Price for Specialized Producers). “Atacameño Indigenous Organizations” or “Atacameño indigenous organizations” means the Atacameño indigenous communities and Atacameño indigenous associations governed by Law No. 19,253, which are incorporated, registered, and have a current board of directors on file with CONADI, as of the dates indicated in the Contract for each case. “Other Products” means any commercial form or product derived from the salts or brines of the Property that is not defined in this Clause, as well as products derived from or composed of these. “Other Lithium Products” means any product other Signature Version 19 than lithium carbonate and lithium hydroxide, such as lithium bromide; lithium metal; lithium chloride; lithium phosphate; lithium sulfate for conversion into Lithium Products; other lithium derivatives or compounds. For the purposes of this Agreement, “Brine and Others,” as defined in this Clause, shall not be considered “Lithium Products” or “Other Lithium Products.” “Parties” means each and every party to this Agreement, namely, CORFO and the Company. “Related Parties” means (a) the Entities or individuals who, with respect to any Entity, are in any of the following situations: (i) its related persons, as defined in Article 100 of the Securities Market Law; (ii) its Controlling Party, and the Subsidiaries thereof; and any individual or Entity, or group of individuals or Entities acting in concert, that directly or indirectly holds more than ten percent of the capital of its Controlling Party ; and (b) with respect to an individual, their spouse, civil partner, cohabiting partner, and relatives up to the second degree of consanguinity or affinity. “Indirect Related Parties” has the meaning assigned to that term in Section Six.Four. of Clause Six (Income). “Payment Period” means the thirty-day period following the last day of March, June, September, and December of each year. “Revenue Period” means the three- month period ending on the last day of March, June, September, and December of each year. “Concessions” means, collectively, the OMA Concessions, the Sal and Salar Concessions, and the Rigo Concessions. “OMA Concessions” means the OMA mining concessions specified in Transitory Clause One (OMA Concessions). “Rigo Concessions” means the mining concessions specified in Transitory Clause Three (Rigo Signature Version 20 Concessions). “Sal and Salar Concessions” means the mining properties specified in Transitory Clause Two (Sal and Salar Concessions). “Alternative Price” has the meaning assigned to that term in Section Thirteen.Six. of Transitory Clause Thirteen (Preferential Price for Specialized Producers). “Preferential Price” means the Company’s lowest export market parity price (FOB Chilean Port), which shall be set monthly for technical-grade and battery-grade Lithium Carbonate, technical-grade and battery-grade Lithium Hydroxide, and shall correspond in each case to the weighted average FOB price calculated based on twenty percent of the lowest-priced volume exported by the Company in the last six available months, and shall apply for the following month. “Challenge Procedure” has the meaning assigned to that term in Section Six.Three. of Clause Six (Revenue). “Specialized Producers” has the meaning assigned to that term in Clause Thirteen (Preferential Price for Specialized Producers). “Lithium Products” means lithium carbonate in technical and battery grades and lithium hydroxide in technical and battery grades, in both cases in their various specifications. “Project” means the project for the exploration, exploitation , production, and marketing of any and all potassium compounds, boron, lithium, magnesium, sulfate, and sodium, and, in particular, Boric Acid, Lithium Products, Other Lithium Products, Sodium Chloride, Potassium Chloride, Sodium Sulfate, Potassium Sulfate, and any derivative or compound thereof, as well as other economically recoverable mineral substances from the Properties. “RCAs” means the resolutions environmental clearance resolutions that the Project currently holds or may hold in the future to carry out exploration, exploitation,

Signature Version 21 production, reinjection, and any other act or measure necessary or convenient for the Project. “Revenue” has the meaning assigned to that term in Clause Six (Revenue). “Guaranteed Minimum Revenue” has the meaning assigned to that term in Clause Eight (Operating Commitment and Guaranteed Minimum Revenue). “Representatives” has the meaning assigned to that term in Section Eleven.Two. of Clause Eleven (Equipment and CORFO Representatives). “Brine and Others” means raw brine, concentrated and/or refined brines at any concentration level, lithium carnallite, lithium sulfate not intended for conversion into Lithium Products, and other raw materials or waste containing lithium or other minerals, present in salts or dissolved in solution, RILs and RISs, slurries and slurries, all of which are extracted from the Property. “Monitoring System” means the set of technological tools and mechanisms intended to record, report, and make available to CORFO and the Atacameño indigenous organizations the information specified in Section Ten.Two. of the Project Contract, in the manner and under the conditions defined in said Section, designed by the Company in conjunction with said Atacameño indigenous organizations in the manner indicated in the Contract, the operation and updating of which shall be maintained by the Company during the term of the Contract. “Company” means Minera Tarar SpA or its legal successor, or the assignee of the Contract and the Project Contract, as the case may be. “SQM” means Sociedad Química y Minera de Chile S.A. “Potassium Sulfate” means any commercial form of potassium sulfate in any form, grade, concentration, or degree of purity, its derivatives or compounds. “Sodium Sulfate” means any Signature Version 22 commercial form of sodium sulfate in any form, grade, concentration, or degree of purity, its derivatives or compounds. “Unrelated Third Party” shall be understood, with respect to an Entity or natural person, as one that is neither a Related Party nor an Indirect Related Party to such Entity or person. “Arbitral Tribunal” has the meaning assigned to that term in Clause Twenty-Fourth (Dispute Resolution and Arbitration). “US$” or “Dollar” means the United States dollar. “Replacement Value” has the meaning assigned to that term in Section Nine.One. of Clause Nine (Restitution, Transfer, and Purchase Options). FOURTH: Ownership of the Concessions and other assets subject to the Lease. CORFO is or will be the owner of the following movable and immovable property: Four.One. Twenty-eight thousand fifty-four OMA Assets, located in the Salar de Atacama and identified in Clause First Transitory Provision (OMA Assets). The OMA Assets are currently in force, with their permits up to date and duly paid, registered on pages four hundred eight, number eleven, of the year one thousand nine hundred seventy- seven, to pages one hundred thirty-one and following, number six of the year 1979, and on page 62, number 15, of the year 1984, all in the Mining Property Registry of the Mining Registrar of El Loa, re-registered on page 926, number 248, of the Mining Property Registry of the Mining Registrar of Calama, corresponding to the year 2016. The OMA Concessions are free of any lien, mortgage, litigation, right, action, or exception of any type or class, without prejudice to the provisions of Transitory Clause Five (Limitations and Signature Version 23 Prohibitions on the OMA Concessions). Four.Two. Sal and Salar Concessions, which are located within the perimeter of the OMA Concessions, and are identified in Second Transitory Clause (Sal and Salar Concessions). The Sal and Salar Concessions are currently in force, with their permits current and duly paid. Four.Three. Rigo Concessions, specified in the Third Transitory Clause (Rigo Concessions), which are currently in force, with their permits current and duly paid, once the resolutory condition referred to in the Sixth Transitory Clause (Resolutory Condition) has been fulfilled. Four.Four. Lots A – M – J – F – H and L, in the municipality of San Pedro de Atacama, identified in Section Four.One. of Transitory Clause Four (Real Estate), once the resolutory condition referred to in Transitory Clause Six (Resolutory Condition) has been fulfilled. Four.Five. Lots E – F - G, and H, located in the municipality of San Pedro de Atacama, identified in Section Four.Two. of the Fourth Transitory Clause (Real Estate), once the condition subsequent referred to in the Sixth Transitory Clause (Condition Subsequent) has been fulfilled. Four.Six. The easements existing as of the Commencement Date, whether mining or of any nature, that benefit the Property and/or the Project, regardless of location. FIFTH: Lease of the Property and delivery of other assets necessary for the execution of the Project. Five.One. CORFO leases and delivers the Property to the Company as of the Commencement Date, and the Company accepts and undertakes to receive it on the Commencement Date, for the Signature Version 24 execution of the Project under the terms established in this Agreement and in the Project Agreement; together with all easements, whether mining or of any other nature, that benefit the Properties and/or the Project, regardless of location. The lease of the Properties shall extend from the Commencement Date until the Termination Date. In any event, the Company may exploit only sixteen thousand three hundred eighty-four of the total OMA Concessions, the entirety of the Sal and Salar Concessions, and the entirety of the Rigo Concessions, for the purpose of producing and marketing any and all compounds of potassium, boron, lithium, magnesium, sulfate, and sodium, and, in particular, Boric Acid, Lithium Products, Other Lithium Products, Sodium Chloride, Potassium Chloride, Sodium Sulfate, Potassium Sulfate, and any derivative or compound thereof, as well as other economically recoverable mineral substances, under the terms established in the Project Agreement. The foregoing is without prejudice to the fact that, /i/ on the OMA Leasehold that the Company may not exploit, the Company may carry out activities that are complementary to the exploitation of the Leasehold, such as the establishment of reinjection wells and the infrastructure necessary for their operation (but in no case the extract ion of brine or activities that could affect other lessees of CORFO concessions in the Salar de Atacama), all of the foregoing in accordance with the permits and authorizations that the Company obtains for such complementary activities, and /ii/ the exploitation of lithium products from the Sal and Salar Concessions and the Rigo Concessions shall be governed by the provisions of Section Five.Two. below. The area covered by the sixteen thousand three

Signature Version 25 hundred eighty-four OMA Concessions, the Sal and Salar Concessions, and the Rigo Concessions is delineated on the map, signed by the Parties, attached as Annex One. Five.Two. The Company declares that it is aware of and accepts the restrictions and limitations of the Sal and Salar Concessions and the Rigo Concessions regarding the exploitation of lithium, in accordance with the provisions of Article 19, paragraph 24, of the Political Constitution of the Republic, Article 3 of Law No. 18,997, the Constitutional Organic Law on Mining Concessions, and Article 7 of the Mining Code, with the Company bearing sole responsibility for obtaining the corresponding permits, authorizations, and titles for the exploitation of lithium from such concessions. In such a case, the exploitation, commercialization, and payment of royalties, fees, or commissions for any and all lithium products contained therein shall be governed by the exploitation title granted by the competent authority, such that: (i) the payment made by the Company for the production and marketing of lithium contained in the Sal and Salar Concessions and the Rigo Concessions shall in no event constitute a reduction or modification of the Royalty or any other obligation under the Contract and the Project Contract; (ii) under no circumstances shall such production and marketing of lithium products be considered for the payment of Rent to CORFO under the Contract, nor shall it be charged against the Fees; and (iii) in general, the provisions of the Contract and the Project Contract governing the exploitation of lithium products from the OMA Holdings shall not apply to the exploitation of lithium products from the Rigo Holdings and the Sal and Salar Holdings, which shall be subject to the Signature Version 26 exploitation title granted by the competent authority. Notwithstanding the foregoing, the Parties shall agree on the implementation and operation of effective mechanisms and/or systems that allow for the proper traceability of lithium products extracted from the Sal and Salar Concessions and the Rigo Concessions. However, with respect to the exploitation of mineral substances other than lithium from the Sal and Salar Concessions and the Rigo Concessions, such exploitation shall be governed by the provisions of the Contract and the Project Agreement, including the payment of the Royalty associated with such mineral substances and the other obligations set forth therein. Five.Three. From the Commencement Date until the Termination Date, the Company undertakes to use its best efforts to maintain, establish, or acquire mining concessions located within the area of the Protection Rings, or to obtain a title granting it exploitation rights with respect to such concessions, so that no exploitation, extraction, or reinjection of brine takes place in said area from the Commencement Date and for fifteen years from the Termination Date. The prohibition on exploitation, extraction, and reinjection of brine in the mining concessions owned by the Company and its Related Parties that are located within the Protection Rings shall be absolute in nature and shall extend for fifteen years from the Termination Date. All of the foregoing, in terms set forth in Clauses Nine (Restitution, Transfer, and Purchase Options) and Tenth (Prohibitions). Mining rights included within the perimeter of the Protection Rings may, exceptionally, be sold or transferred under any title, encumbered, or subject to any act or contract affecting their use, enjoyment, Signature Version 27 and disposition, subject to prior authorization by CORFO, which shall only be granted if all of the following circumstances are met: (i) that it is for reasons based on socio-environmental protection and preservation, as duly documented in a , and (ii) that the prohibition on conducting any type of mining exploration or exploitation indicated in this Section is maintained. Notwithstanding the provisions of this paragraph, within the perimeter of the Protection Rings, the Company may carry out environmental and meteorological monitoring activities and any other activity authorized by an environmental or sectoral permit related to the exploitation operations of the Properties. Any other activity that the Company wishes to carry out on the surface lands of this area for the operation of the Project must undergo an environmental impact assessment, a process in which sites of cultural and environmental significance, and be authorized by the respective RCA. Five.Four. CORFO grants and leases, in order to enable the execution of the Project, Lots A – M – J – F – H and L and Lots E – F – G and H. Five.Five. Provided that the condition set forth in Transitory Clause Eight has been met (Purchase Options – SQM Contracts), the Company may use, reprocess, and consume for the development of the Project (i) the slurries and/or remaining waste containing lithium existing as of the Commencement Date at the lithium chemical plants of SQM Salar, located in the Antofagasta Region, in the area known as “Salar del Carmen,” provided that it has removed them at its own expense and cost, (ii) the brines, salts in ponds, harvested salts, salt storage cake, and any other product or material extracted, whether in process or as a finished product, waste, or scrap, Signature Version 28 existing in the Salar de Atacama as of the Commencement Date, and (iii) all material to which CORFO was entitled as of that date; CORFO shall receive, as consideration for the use of the assets, payment of the Rent for the respective final product. Notwithstanding the foregoing, CORFO, on its own behalf or through a designated party, and at its own expense, may conduct all types of studies and tests on the products, salts, discards, and waste indicated in this Section, as well as obtain any samples it deems necessary. Five.Six. The Parties acknowledge the resolutory condition affecting the Rigo Assets, Lots A–M–J–F–H and L, and Lots E–F–G and H, and CORFO’s status as a conditional creditor of the ownership rights thereto in accordance with the SQM Contracts. Accordingly, the Company declares that it freely and voluntarily accepts the lease of the assets indicated in this Section, and that the return of these assets to CORFO shall be carried out in accordance with the provisions of Transitory Clause Seven (Return Upon Fulfillment of the Resolutory Condition and Lifting of Prohibitions), provided that the resolutory condition referred to in Transitory Clause Six (Resolutory Condition) has been fulfilled. By virtue of the foregoing, the Company expressly waives any and all actions, remedies, claims, or indemnification arising directly or indirectly from the circumstance described above. SIXTH: Rent. Six.One. As of the Commencement Date, the Company shall pay CORFO a lease rent for the lease of the Premises and the movable and immovable property specified in Transitory Clause Five (Lease of the Premises and Delivery of Other Assets Necessary for the Execution o f the

Signature Version 29 Project), which shall correspond to a percentage with progressive and marginal scales based on the weighted average sale price (net after taxes), in accordance with the Rent calculation mechanism in Annex Six, for Lithium Products, Potassium Chloride, and Potassium Sulfate, as well as the rates for Other Lithium Products, Boric Acid, Magnesium Chloride, Sodium Chloride, and Other Products extracted from the Property, without deduction of costs or expenses of any kind (the “Royalty”). In accordance with the provisions of Section Five.Two., Lithium Products and Other Lithium Products originating from the Rigo Holdings and the Sal and Salar Holdings are excluded from the calculation and payment of the Royalty. Likewise, in accordance with Clause Five, Section Five.Four. of the Project Agreement, the volumes of Halite and Bischofite that are actually transferred to the Atacameño indigenous organizations are excluded from the calculation and payment of the Royalty. The Royalty shall be determined and paid, as of the Commencement Date, for all products produced by the Company from brine extracted from the Properties and from lithium recovery processes involving other precipitated salts, stockpiled salts, process RILs or RISs, waste salts, reject brines, residual brines, reprocessed brines, and/or brines in general, among others, and sold by the Company or any of its Related Parties in accordance with the tables contained in Annex Five. Six.Two. For Lithium Products, the Royalty shall apply to sales originating from the Interests and which will begin to be produced and sold as of the Commencement Date. Six.Three. The determination and payment of the Royalty shall be subject to the following rules: (a) The Royalty shall be calculated and paid based on Signature Version 30 the weighted average final sales price (net of taxes) of the respective product, in accordance with the Royalty calculation mechanism in Annex Six, sold by the Company or by any of its Related Parties to an Unrelated Third Party during the respective Royalty Period. The Royalty shall apply from the Commencement Date to all products produced by the Company from the Property and sold by it or by any of its Related Parties, in accordance with the tables contained in Annex Five. (b) If CORFO has reasonable grounds to believe that a final purchaser is a Related Party, but the Royalty paid was calculated as if the purchaser were an Unrelated Third Party, CORFO shall notify the Company in writing, and the Company shall use its best efforts to explain and demonstrate that such final purchaser does not qualify as a Related Party. In the event that CORFO is not satisfied with such explanation, the Dispute Resolution Procedure shall apply. (c) The Company undertakes to inform CORFO as soon as it becomes aware of any maquila, tolling, joint venture, off-take agreements, or any other type of association with Unrelated Third Parties relating to any of the products referred to in this Agreement, extracted from the Properties and agreed upon by the Company, CODELCO, or the Private Shareholder, or the Related Parties of all of the foregoing. (d) The Company shall determine the amount of the Royalty corresponding to each Royalty Period, in Dollars, and its value shall be paid in its equivalent in Chilean pesos, based on the observed exchange rate in effect on the date the payment is made, as certified by the Central Bank of Chile. The Company shall provide CORFO with the proof of electronic bank transfer or bank deposit corresponding to each Rent Period, Signature Version 31 together with a payment or settlement statement and all information regarding the calculation of the, in a systematic and digital format, including the supporting documentation on which said payment or settlement statement is based, with all the information referred to in Clause Twelve (Access to Information by CORFO), duly updated as of that date. The Company shall be obligated to maintain an updated IT platform that CORFO will implement for this purpose. (e) In the event of default or mere delay in payment of the Rent, the Rent shall accrue penalty interest on a daily basis, from the date of the default or mere delay until the date of actual payment, equivalent to the maximum conventional rate for non-indexed credit transactions in local currency exceeding ninety days, in effect as of the date of the default or mere delay, or the date of actual payment, at CORFO’s discretion. (f) If, after payment of the Rent, CORFO detects minor differences or obvious calculation errors in the calculation thereof, or requires additional documentation and/or information, it shall notify the Company in writing, setting forth the grounds for the claim and/or the amount of the detected differences. If the Company agrees with CORFO’s claim, the Company shall have a period of ten Business Days to resolve it, either by paying the difference and/or providing CORFO with the background information and/or supplementary information. Likewise, if the Company, during reviews conducted after the Tax Period, detects minor discrepancies or obvious errors in the calculation and amount of the tax, it shall inform CORFO, attaching the background information and supplementary information, and the amount of the differences paid shall be paid or Signature Version 32 deducted, as the case may be, in the following Rent Period. (g) Notwithstanding the foregoing, CORFO shall have the right to challenge any Rent payment settlement. For such purposes, CORFO shall notify the Company in writing, setting forth the grounds for its objection and the amount of the detected differences. In this case, the issuance of the invoice by CORFO and the receipt and collection of the Rent shall not constitute acceptance by CORFO. The sending of such a letter shall give rise to the following procedure (the “Dispute Resolution Procedure”): (i) The Company shall have a period of fifteen Business Days to submit to CORFO the supporting documentation justifying the settlement, rejecting CORFO’s position, or to pay such differences. (ii) If such documentation is insufficient in CORFO’s opinion or if the Company does not agree with CORFO’s position, CORFO shall propose to the Company a list of three top-tier independent experts and/or auditors operating in Chile who are independent of both parties, from which the Company must select one within five Business Days of receiving the shortlist. If the Company fails to do so within that period, CORFO shall make the selection and directly contract the services of said auditing firm or expert. The independent expert and/or auditor shall be authorized to request from the Company and/or CORFO all information deemed necessary, which must be provided by them within ten Business Days. The review of the Income shall conclude with a final report to be delivered by the independent expert and/or auditor to both Parties within a period not exceeding sixty calendar days, extendable by the Parties, counted from the date the engagement was accepted, and which shall

Signature Version 33 determine the correct calculation of the Income. Any adjustment in favor of CORFO resulting prior to the decision of the independent expert and/or auditor shall be included in the settlement corresponding to the nearest quarter. This is without prejudice to the parties’ right to appeal to the Arbitration Tribunal. Differences in favor of CORFO must be paid by the Company with interest at the current rate for non-indexed credit transactions in local currency, from the date of the settlement submitted by the Company until the date of actual payment of such difference. Likewise, it must pay CORFO the cost of the expert and/or independent auditor, unless CORFO’s position is rejected in its entirety. (iii) If either Party disagrees with the report of the independent expert and/or auditor, and only after such report has been finalized, said Party may resort to the arbitration provided for in this Contract for the proper determination of the Rent. If the Arbitral Tribunal determines that the Rent payment made by the Company was less than the amount due, the Company shall pay the difference for all Rent Periods affected by such shortfall, plus interest at the maximum conventional rate permitted for non-indexed credit transactions in local currency exceeding ninety days, calculated from the date the payment was due or the date of actual payment, at CORFO’ y discretion. Furthermore, the Company shall pay in full the costs of the independent expert and/or auditor and the arbitration costs. If, on the contrary, the Arbitral Tribunal determines that the Rent payment made by the Company pursuant to the Rent review was equal to or greater than the amount due, CORFO shall refund to the Company any excess paid, duly adjusted, in the payment for the following quarter, and Signature Version 34 shall pay the arbitration costs. (iv) If, within a period of three consecutive years, the Company is ordered by the Arbitral Tribunal on two occasions to pay CORFO differences in the calculation and payment of Rent, in the second arbitration proceeding the Company agrees to pay to CORFO both the Rent difference determined by the award and the interest accrued in the manner set forth in Section Six.Three. (e) and the costs of said arbitration proceedings. Furthermore, as a penalty and as an advance assessment of damages, the Company agrees to pay an additional fine equal to the amount of said difference. (h) Unless otherwise agreed, the Parties agree that in the event the Company decides to carry out the exploitation and commercialization of Other Products and Other Lithium Products (other than those intended to be converted into Lithium Products), shall pay, on a provisional basis and for a maximum of three Payment Periods, a Royalty equal to ten percent calculated on the weighted average final sales price (net of taxes), in accordance with the Royalty calculation mechanism set forth in Annex Six. Prior to the expiration of the three Payment Periods, the Company shall negotiate in good faith with CORFO the definitive rate or range of rates upon which the Royalty will be calculated; for this purpose, the Company shall provide CORFO with all technical and economic data relating to the new product, in accordance with the information required for such purposes in this Agreement. If no agreement is reached agreement, the Rent shall be determined by an expert and/or independent auditor, in accordance with the provisions of the challenge procedure, to the extent applicable. (i) Sales of wet potassium chloride, unfinished based on the Signature Version 35 degree of processing required for international markets, and which are made between the Company and its Related Parties or Parties Related to the Private Shareholder for conversion into other products, the corresponding rate shall be applied according to the price range set forth in Annex Five, using for such purpose eighty-one percent of the average sales price of Potassium Chloride, a finished product, to an unrelated end customer in the respective Revenue Period. Six.Four. For the purposes of this Section Six and Annex Six, “Indirect Related Parties” shall mean (i) any third party with whom the Company, CODELCO, or the Private Shareholder, or the Related Parties of any of the foregoing, directly or indirectly, has entered into a joint venture agreement or any other type of agreement and/or partnership that produces effects substantially similar to a joint venture agreement with Unrelated Third Parties regarding any of the products extracted from the Properties; (ii) any third party that extends credit to the Company, CODELCO, or the Private Shareholder, or to the Related Parties of any of the foregoing, and the repayment of such credit is made through the sale of products extracted or processed by the Company and/or through preferential pricing; (iii) any third party with whom the Company, CODELCO, or the Private Shareholder, or the Related Parties of all the foregoing, have— whether on an exclusive or non-exclusive basis—distribution, commission, sales agency, or any other type of intermediary agreements for the marketing of products extracted or processed by the Company; and (iv) any third party with whom the Company, CODELCO, or the Private Shareholder, or the Related Parties of all the foregoing, have maquila, tolling, or Signature Version 36 processing contracts for products extracted or processed by the Company, in Chile or abroad. SEVENTH: Traceability. The Company undertakes, within the first year, to implement and maintain the necessary mechanisms to ensure that CORFO has full knowledge of the traceability of lithium products derived from the OMA Concessions, up to their sale to Unrelated Third Parties or their sale by its Related Parties and which have been subject to the payment of Lease Rent under this Agreement, by identifying the lot number and volume, determined from their origin at the chemical plant, which must be reflected on all sales invoices issued by the Company and its Related Parties to the end customer . The Company shall grant CORFO access to the information necessary to review and verify the traceability of the Lithium Products, Other Lithium Products, and the lithium contained in the Brine and Other Products marketed by the Company, as well as the consistency and integrity of the information provided. Until the aforementioned traceability mechanisms have been implemented to CORFO’s satisfaction, it shall be presumed that the Lithium Products, Other Lithium Products, and Brines and Others originate from the OMA Concessions, unless the Company proves otherwise. For all other products other than Lithium Products and Other Lithium Products, it shall be presumed that they are products derived from the Property, unless the Company proves their acquisition from third parties or from a different source, in which case the appropriate accounting or origin documentation must be provided.

Signature Version 37 EIGHTH: Operating Commitment and Guaranteed Minimum Revenue . If, during any calendar year, the Company sells a quantity of tons less than sixty percent of the Theoretical LCE Production Capacity, for any reason other than a Force Majeure Event, the Company shall pay CORFO, within the first quarter of the calendar year following such year, as “Guaranteed Minimum Revenue”, an additional payment equivalent to the difference between the number of tons of LCE sold by the Company during the same period and sixty percent of the corresponding Theoretical LCE Production Capacity. For this purpose, the Company shall report to CORFO, within the first quarter of each year, the Theoretical LCE Production Capacity for that same year. In compliance with its duty to provide information, the Company must submit all supporting documentation to substantiate the Theoretical LCE Production Capacity, which will be verified by CORFO. If CORFO deems the information provided to substantiate the Theoretical LCE Production Capacity to be insufficient or inconsistent, it shall request in writing that the Company submit supplementary, explanatory, or clarifying information, as appropriate, within the timeframe specified for that purpose. In the event that CORFO remains unsatisfied, the Appeal Procedure shall apply, to the extent applicable. NINTH: Restitution, Transfer, and Purchase Options. Nine.One. On the Termination Date, the following obligations, rights, and options shall become enforceable: (a) The Company must return to CORFO all Concessions and Signature Version 38 real property that CORFO leased to the Company pursuant to the Agreement; (b) Within the twelve months preceding the Termination Date or the six months following such date, CORFO shall have an irrevocable option to purchase the water rights that the Company, CODELCO, the Private Shareholder, or the Related Parties of all the foregoing possess, acquire, or establish within the Salar de Atacama basin, which have been used for the exploitation of the Property and which are located outside the perimeter of the Property, without prejudice to the provisions of Clause Fourteen (Long- Term Water Balance and Sustainability) of the Project Agreement. To exercise this option, the Company must make available to CORFO a quantity of water use rights equivalent to the difference between (x) two hundred forty liters per second, which corresponds to the maximum authorized flow rate in the RCA(s) in force as of the date of execution of this instrument, and (y) the flows, measured in liters per second, of the water rights that have been transferred by the Company to the Atacameño indigenous communities in accordance with Section Fourteen.Four. of Clause Fourteen (Long-Term Water Balance and Sustainability) of the Project Agreement and in accordance with subsection (b) of Section Thirteen.One. of the SQM Project Contract. The price of the potential acquisition must be established prior to the exercise of the aforementioned option. This price shall be that agreed upon by the Parties, and if such agreement is not possible, the price determined by an independent and internationally recognized appraiser, appointed by mutual agreement between the Parties or, failing that, if no agreement is reached within ten Business Days, by the Arbitral Tribunal, Signature Version 39 which shall be constituted for the sole purpose of appointing the appraiser. The Arbitration Tribunal’s involvement in appointing the appraiser shall not disqualify its members from hearing disputes arising from the determination of the price. The price of the potential acquisition must be calculated based on the market value of such assets in the Antofagasta Region. The Company must retain ownership of such rights and assets, subject to the prohibition set forth in subparagraph (b) of Clause Ten (Prohibitions). CORFO shall be entitled to transfer its rights under this purchase option to third parties, which transfer must include the purchaser’s acceptance of the provisions set forth in this Clause and Clause Twenty-Four (Dispute Resolution and Arbitration). (c) The Company, CODELCO, the Private Shareholder, or the Related Parties of all the foregoing, shall transfer to CORFO, free of charge, all easements benefiting the Properties or the Project that are owned by them as of the Termination Date, whether mining or of any other nature, regardless of location. However, solely with respect to easements established by the Company, CODELCO, the Private Shareholder, or the Related Parties of all of the foregoing, after the date of execution of the Agreement, for the supply of electricity or desalinated water, or those established outside the area covered by the OMA Concessions for the construction of relevant infrastructure, whether mining-related or of any other nature, and which, in both cases, benefit the Properties and/or the Project, the Company grants CORFO an irrevocable option to purchase the aforementioned easements. Such assets must be inventoried for these purposes prior to the Termination Date. The price of any such acquisition Signature Version 40 must be established prior to the exercise of the aforementioned option. This price shall be as agreed upon by the Parties, and if such agreement is not possible, the price determined by an independent and internationally recognized appraiser or appraisal f irm, designated by mutual agreement between the Parties or, failing that, if no agreement within ten Business Days, by the Arbitral Tribunal, which shall be constituted for the sole purpose of appointing the appraiser or appraisal firm. The involvement of the Arbitration Tribunal in the appointment of the appraiser or appraisal firm shall not disqualify its members from hearing disputes arising from the determination of the amount. CORFO shall be entitled to transfer its rights under this purchase option to third parties, and such transfer must include the purchaser’s acceptance of the provisions set forth in this Clause and Clause Twenty-Four (Dispute Resolution and Arbitration). Furthermore, subject to the provisions of applicable laws and administrative regulations, the Company shall transfer to CORFO or to whomever CORFO designates, free of charge and at CORFO’s express request: (i) ownership of all environmental permits for the Project, such as the RCAs, and that are in force or pending as of the Termination Date. To this end, CORFO must request the transfer of ownership of such environmental permits at least seven years prior to the Termination Date. The exercise of this right shall be governed by the provisions of Section Ten.Four. of Clause Ten (Environmental Compliance) of the Project Agreement; and (ii) the ownership of the special lithium operating contracts and/or administrative concessions granted by the competent authority for the exploration,

Signature Version 41 exploitation, and commercialization of lithium in the Rigo Concessions and the Sal and Salar Concessions, to the extent that such transfer has been provided for in the respective contract or concession. In the event that CORFO does not require the Company to make the transfer provided for in this subsection (ii) or such transfer has not been provided for in the respective contract or concession, the Company agrees to terminate or request the early termination of the special lithium operating contracts and/or administrative concessions, so that such termination coincides no later than the Termination Date. (d) The Company grants CORFO an irrevocable purchase option to acquire the assets that the Company, CODELCO, the Private Shareholder, or the Related Parties of all the foregoing, will use from the Commencement Date until the Termination Date as production facilities on the Property for the exploration, monitoring, exploitation, and production facilities associated with the Property, as well as for the extraction and solar evaporation of brine, as well as the production facilities for extraction and production based on new technologies or production mechanisms implemented by the Company in accordance with Clause Thirteen (Development of New Technologies in Production Processes in the Salar de Atacama) of the Project Agreement (including surface land, wells, evaporation ponds, pumps and related equipment, and all other facilities, infrastructure, and assets that benefit the Project and are located within the area of the Holdings and the perimeter of the Protection Rings. Such assets must be inventoried for these purposes prior to the Termination Date. To determine the value of assets other than land, such Signature Version 42 value shall be equivalent to the replacement value, taking into account their economic depreciation (the “Replacement Value”). To determine the purchase value of the land, if any, it shall be calculated based on the market value of such assets in the Antofagasta Region for non-agricultural rural areas. Under no circumstances shall these assets be valued as essential assets of the going concern. This purchase option may be exercised by CORFO within the twelve months prior to the Termination Date or the six months following such date. The price of any such acquisition must be established prior to the exercise of said option. If the Parties do not agree on the Replacement Value or the value of the land, it shall be determined by an independent and internationally recognized appraiser or appraisal firm, appointed by mutual agreement between the Parties or, failing that, if no agreement is reached within ten Business Days, by the Arbitration Tribunal, which shall be constituted for the sole purpose of appoint the appraiser or appraisal firm. The Arbitration Tribunal’s involvement in appointing the appraiser or appraisal firm shall not disqualify its members from hearing disputes arising from the price determination. The Company must diligently safeguard ownership of said assets, subject to the prohibition set forth in subsection (b) of Clause Ten (Prohibitions). CORFO shall be entitled to transfer its rights under this purchase option to third parties, provided that such transfer includes the purchaser’s acceptance of the provisions set forth in this Clause and Clause Twenty-Four (Dispute Resolution and Arbitration). (e) Within the twelve months preceding the Termination Date or the six months following the termination thereof, CORFO shall have the right to Signature Version 43 purchase all or part of the mining concessions with respect to which the Company, CODELCO, the Private Shareholder, or the Related Parties of all of the foregoing, currently hold or may hold in the future within the area covered by Protection Ring Two, in which case CORFO shall pay the actual and verified value that the Company or its Related Parties have reasonably incurred in establishing or acquiring, pursuant to the provisions of Section Eight.One of Transitional Clause Eight (SQM Purchase Options and Contracts), and in defending and protecting such mining concessions, an amount that shall be duly audited and validated, prior to the exercise of the option, by an independent external auditor. In the case of the acquisition of mining rights by the Company from third parties, other than those indicated in Section Eight.One. of the Transitional Clause Eight, prior to the exercise of the option, the price shall be determined by an independent appraiser, appointed by mutual agreement between the Parties or, fai ling that, if no agreement is reached within ten Business Days, by the Arbitral Tribunal, which shall be constituted for the sole purpose of appointing the appraiser. The involvement of the Arbitral Tribunal in the appointment of the appraiser shall not disqualify its members from hearing disputes arising from the determination of the price. CORFO shall be entitled to transfer its rights under this purchase option to third parties, and such transfer must include the purchaser’s acceptance of the provisions set forth in this Clause and Clause Twenty-Four (Dispute Resolution and Arbitration). The Company must diligently safeguard the ownership of such rights and assets, subject to the prohibition set forth in subparagraph (c) of Clause Ten (Prohibitions). Signature Version 44 In the event that CORFO and/or the third party holding the purchase option does not exercise it, the Company and any of its Related Parties undertake not to exploit, extract, or reinject brine into the aforementioned Protection Ring Two for a period of fifteen years from the termination of the Contract. In the event that CORFO and/or the third party holding the purchase option exercise said option, they may not exploit, extract, or reinject brine in Protection Ring Two for the same period of fifteen years. (f) The Company grants CORFO a call option on the chemical conversion plants and/or ancillary facilities, complementary infrastructure, land, and, in general, any assets necessary for the normal functioning or productive operation of the Project or required for the processing of brine, salts, minerals, or other materials from the OMA Concessions and the production of products, provided they are located within the national territory. Said assets must be inventoried for these purposes prior to the Termination Date. To determine the value of assets other than land, the Replacement Value shall apply. To determine the purchase value of land, if any, it shall be calculated based on the market value of such assets in the Antofagasta Region for non- agricultural rural areas. Under no circumstances shall these assets be valued as essential assets of the operating business. The price of any such acquisition must be established prior to the exercise of the aforementioned option. This purchase option may be exercised by CORFO within the twelve months preceding the Termination Date or the six months following the termination thereof. If the Parties do not agree on the Replacement Value or the value of the land, it shall be determined by an appraiser or an

Signature Version 45 independent and internationally recognized appraisal firm, designated by mutual agreement between the Parties or, failing that, if no agreement is reached within ten Business Days, by the Arbitration Tribunal, which shall be constituted for the sole purpose of designating the appraiser or Appraisal Firm. The involvement of the Arbitration Tribunal in the designation of the appraiser or Appraisal Firm shall not disqualify its members from hearing disputes arising from the determination of the price. The Company shall diligently safeguard title to said assets, subject to the prohibition set forth in subsection (b) of Clause Ten (Prohibitions). CORFO shall be entitled to transfer its rights under this purchase option to third parties, and such transfer must include the purchaser’s acceptance of the provisions set forth in this Clause and Clause Twenty-Four (Dispute Resolution and Arbitration). (g) The options referred to in Sections Nine.One. (d) and Section Nine.One. (f) must be exercised jointly, severally, and indivisibly; it is not permissible to exercise one option but not the other, a requirement that does not apply to the other options set forth in this Section. Consequently, CORFO may only exercise the purchase option on the assets referred to in Section Nine.One. (d) if it simultaneously exercises the option on the assets referred to in Section Nine.One. (f). The transfer of ownership of the assets referred to in Sections Nine.One. (b), Nine.One. (c) with respect to transfers for consideration, Nine.One. (d), Nine.One. (e), and Nine.One. (f), must be made within ninety days of the options being exercised. The return and transfer of the assets referred to in Sections Nine.One. (a) and Nine.One. (c) with respect to transfers made without consideration must be made upon Signature Version 46 termination of the Contract. In any case, the assets covered by these options and rights must be acquired and paid for by the purchaser in cash within one hundred eighty days following the exercise of the option, without deductions of any kind, and the purchaser shall not have the right to take possession of them or use them until the price has been fully and definitively paid, if applicable, and the Contract has terminated. (h) Within six months from the Termination Date, and only in the event that the purchase option set forth in subsection (f) above is not exercised, CORFO shall have the option to remove, free of charge, the remaining slurries and/or waste containing lithium from the Company’s lithium chemical plants, at its own expense. (i) All brines, pond salts, harvested salts, salt storage cake, and any other product or material extracted—whether in process or as a finished product, scrap, or waste—that remains in the Salar de Atacama shall be the exclusive domain and property of CORFO. (j) For the purposes of the provisions of this Section Nine.One., the Company, on its own behalf and as a promise on behalf of CODELCO, the Private Shareholder, and the Related Parties of all the foregoing, undertakes to offer CORFO the purchase options under the terms indicated above. Nine.Two. On the Termination Date, CORFO shall have the right to demand payment of rent for the products manufactured from the material extracted as of that date, pending sale and located outside the Premises, which must be duly reported to CORFO by the Company for these purposes. Such royalties must be paid in full to CORFO within six months from the termination of the Contract, regardless of whether the sale of said products has taken place. In the latter case, the royalty shall Signature Version 47 be paid to CORFO based on the sales prices of the products from the last quarter prior to the Termination Date. Nine.Three. The Parties shall have a period of three months from the exercise of the option right or from the Termination Date, whichever occurs later, to carry out the physical delivery of the min , facilities, and other assets covered by this Clause (“Physical Delivery”), without prejudice to the deadlines established for exercising the various purchase options referred to in this Clause and the transfer of title to the assets subject to such options. During this period, the Company shall remain responsible for them and must deliver the mining assets and other property free of any occupants. For its part, the Company shall have a period of twelve months from the date of the Material Delivery to remove all items, equipment, and facilities that it has incorporated or constructed on the Premises that are not subject to the purchase option, as indicated in the inventory to be prepared for this purpose, without such removal constituting an obligation for the Company. To the extent permitted by the definitions and obligations of the Closure Plan, the items, equipment, and facilities already mentioned that are not removed by the Company within the aforementioned period shall be made available to the Atacameño indigenous organizations so that, within a reasonable period defined by CORFO, they may be removed by them at their own cost and for their benefit. In the event that the Atacameño indigenous organizations do not carry out the removal within the defined period, the aforementioned items, equipment, and facilities shall automatically become the property of and shall from that time forward be under its exclusive and full control. The Company shall make Signature Version 48 reasonable efforts to ensure that the removal of the aforementioned assets does not hinder any new operations. Nine.Four. The Company undertakes to return the assets subject to this Clause free of any occupation or impediment that hinders their use, enjoyment, and disposal. Nine.Five. CORFO shall have the right, either directly or through a designated representative, to conduct studies and take samples of brine, salts, waste salts, waste, and any product originating from the Premises, from the Start Date until the End Date, at its own expense, always taking care not to hinder the normal course of the Company’s operations. Nine.Six. CORFO shall provide the Atacameño indigenous organizations with information regarding the exercise of the aforementioned purchase options and restitutions, either directly or through the Atacama Salt Contract Monitoring Committee, as indicated in Clauses Twelfth TER and Twelfth QUATER. TENTH: Prohibitions. As of the Commencement Date, the Company undertakes not to do, and as a promise regarding the acts of others, undertakes that CODELCO, the Private Shareholder, and the Related Parties of all the foregoing, shall not do the following: (a) Market Brine and Other Materials extracted from the Premises, either directly or indirectly through third parties; except where expressly authorized by CORFO. The Company may send, within the national territory or abroad, samples of Brine and Other Materials for non-commercial purposes, and solely for testing or for technical purposes related to the study and design of industrial equipment and plants, and pilot projects in general, for the Company’s

Signature Version 49 production process. The Company must notify CORFO in advance, attaching the agreement between the Company and the third-party company that will conduct the tests, including all supporting documentation such tests. Sample shipments shall not exceed a maximum of one hundred fifty metric tons per year. CORFO shall have the right to request that the Company provide it with the detailed results of the study and design processes that led to the shipment of the respective samples, without prejudice to the provisions of Clauses Eleven (CORFO Equipment and Representatives) and Twelve (CORFO’s Access to Information). (b) To dispose of or encumber in any manner, or enter into any act or contract affecting the use, enjoyment, or disposition of the assets subject to the purchase option under this Agreement, without the prior express written consent of CORFO, except in the case of acts or contracts that pertain to (i) the ordinary course of the Project’s operation; (ii) the replacement or renewal of facilities in the norma l course of the Project’s development; or (iii) the creation of guarantees or encumbrances regarding the assets subject to the purchase option referred to in Clause Nine, Subclause (f), related to loans, bonds, or any other form of financing obtained by the Company for its operation or functioning, provided that the term or effect of such guarantee or encumbrance ends at least seven years prior to December 31, 2060, or as soon as the Contract or the Project Contract is terminated early for any reason. In the event that, for any reason, the guarantees granted with respect to the assets referred to in this paragraph (iii) are enforced by creditors or third parties, the Company shall indemnify CORFO for all damages and losses caused by Signature Version 50 such circumstance. The Company shall notify CORFO in writing of the execution of the acts or contracts referred to in clauses (i), (ii), and (iii), expressly stating the type and nature of the act or contract and attaching all supporting documentation, particularly that which identifies the assets covered by them. (c) Dispose of or encumber in any manner, or enter into any act or contract affecting the use, enjoyment, or disposition of, the mining assets located within the perimeter of the Protection Rings, without prior authorization from CORFO, which shall only be granted if the following circumstances are cumulatively met: (i) it is for reasons based on socio - environmental protection and safeguarding, duly substantiated, and (ii) the prohibition on conducting any type of mining exploration or exploitation indicated in Section Five.Three. remains in effect. In this case, both the Company’s request and CORFO’s authorization for the execution of the legal acts referred to in this paragraph of must be substantiated and contain all the supporting documentation demonstrating compliance with the cumulative requirements set forth in subparagraphs (i) and (ii) above. For the purposes of granting the authorization, CORFO shall provide the Atacameño indigenous organizations, through the Salar de Atacama Contract Monitoring Committee, with information regarding the Company’s substantiated request to dispose of, encumber in any manner, and/or enter into any act or contract that affects the use, enjoyment, and disposition of the mining properties of the Company and its Related Parties included within the perimeter of the Protection Rings, and the timeframes within which such acts would be carried out, in order to receive their comments prior to Signature Version 51 CORFO’s decision, within the timeframe CORFO specifies for that purpose. CORFO shall provide a reasoned response to the comments it receives. In the case of Atacameño indigenous communities that have structures on the surface land comprising the mining rights of the Protection Rings, or in the event that these structures are located in territories formally claimed by one or more Atacameño indigenous communities, their comments shall be given preferential consideration. CORFO shall provide the Atacameño indigenous organizations with the information referred to in this paragraph, either directly or through the Salar de Atacama Contract Monitoring Committee, as indicated in Clause Twelve TER (Access to Information by Atacameño indigenous organizations of the Salar de Atacama Basin). All such information must be presented in a clear and understandable manner. (d) To exploit, extract, and reinject brine during the Term of the Contract, in the mining concessions owned by it and its Related Parties that are located within the Protection Rings. This prohibition shall be absolute. (e) To exploit, extract, and reinject brine from the mining concessions owned by it and its Related Parties that are located within the Protection Rings, for a period of fifteen years from the Termination Date. This prohibition shall be absolute. (f) Agree, directly or indirectly, with the other operators of the OMA Concessions in the Salar de Atacama that are not a Subsidiary of CODELCO, without the prior authorization of CORFO, on operating methods that would constitute a joint or integrated operation of both operations; such that its operation remains independent at all times and there is no sharing of operational information, commercial strategies, common information Signature Version 52 systems or applications, and/or agreements or pacts constituting price-fixing arrangements and others that, by their nature, may negatively affect Revenues. This prohibition shall not apply to potential environmental coordination and/or the conduct of joint hydrogeological studies or other commercial agreements that do not violate said prohibition, for the better protection or understanding of the Salar de Atacama. Notwithstanding the foregoing, any joint or integrated operation taking place between the operators of the OMA Concessions in the Salar de Atacama, without distinction, must comply with the notification obligations and/or be subject to the necessary authorizations that may eventually apply to it in accordance with the provisions of Decree-Law No. 211 of 1973. ELEVENTH: CORFO Staff and CORFO Representatives . Eleven.One. Given the powers that CORFO possesses in its capacity as the holder of the Concessions and the public interest involved in the proper execution and fulfillment of this Agreement and the Project Agreement, it shall have at its disposal resources and a multidisciplinary professional team responsible for overseeing the timely and adequate fulfillment of the contractual obligations by the Company, for coordinating and executing the actions relevant to the operation and implementation of its provisions, and to carry out all activities required for the fulfillment of its contractual obligations. Eleven.Two. The Parties agree that, as of the Commencement Date, CORFO shall have representatives with the Company to oversee, either directly or through third parties designated for that purpose, compliance with the Agreement (the

Signature Version 53 “Representatives”). To this end, the Company shall be obligated to safeguard and maintain information regarding the Company, CODELCO, the Private Shareholder, and the Related Parties of all the foregoing, which allows CORFO to easily identify the assets and sales related to the performance of the Agreement, and shall also provide all documentation, information, and commercial data necessary for the described purpose. Subject to the Company’s confidentiality and security requirements, the Representatives shall have the right to audit, conduct surveys, take samples, examine, and make copies or extracts of exploration, mining, operational, production, financial, and commercial records in whatever form they are stored—whether in written, electronic, or otherwise, in connection with this Agreement, that are in the possession or under the control of the Company, for the sole purpose of evaluating the Company’s compliance with the obligations set forth in this Agreement. Furthermore, the Company shall be obligated, as of the Commencement Date, to provide and deliver to the Representatives all relevant information regarding the Company, CODELCO, the Private Shareholder, and the Related Parties of all the foregoing, to verify compliance with the obligations of this Agreement regarding the consignment of products, maquila, tolling, joint venture, off- take, distribution, intermediation, and marketing of all products subject to this Agreement, as well as all information related to or pertaining to the Assets, to Lots A – M – J – F – H and L, Lots E – F – G and H, and the assets for which purchase options have been agreed upon under this Agreement, providing the necessary facilities and access for such purposes Signature Version 54 upon CORFO’s sole request. The Company shall keep such records up to date at all times from the Commencement Date until the Termination Date and for a period of three years following the Termination Date. Eleven.Three. The Company shall, at any time from the Commencement Date, upon CORFO’s request, make the records available to CORFO for review and audit, under the following terms: (a) Such records shall be made available during business days and hours at an office of the Company or its facilities, subject to at least three Business Days’ prior written notice. Subject to reasonable confidentiality and security requirements, including prior coordination with the Company, CORFO shall have the authority to enter the Premises and the facilities and plants at any time for the purpose of reviewing and verifying the information provided by the Company in the areas described above. (b) The costs of any audit conducted in accordance with these provisions shall be borne by CORFO, unless the audit reveals substantive evidence of potential fraud, forgery, willful concealment of information, or non-compliance by the Company, in which case CORFO may recover the relevant costs from the Company. (c) If, as a result of the reviews conducted by CORFO, observations of any kind, it shall notify the Company thereof in writing, setting forth the reasons on which they are based. The sending of such a letter shall give rise to the application of the Challenge Procedure established in this Agreement, subject also to the provisions of Clause Twenty-Four (Dispute Resolution and Arbitration), to the extent applicable. (d) The Company shall provide the necessary facilities for CORFO to implement and/or maintain the systems it deems appropriate Signature Version 55 for the proper monitoring of compliance with this Agreement, which, in any case, shall not interfere with the Company’s operations. Such obligations shall constitute a material obligation under this Agreement, to the extent that these obligations have a direct impact and a material effect on the fulfillment of the obligations under the Agreement. CORFO shall notify the Company in writing of the person(s) designated for such purposes on such occasions as it deems necessary. Eleven.Four. CORFO, through its Representatives, shall have the right, as of the Start Date, to request from the Company and to access, at a minimum, the information specified in Clause Twelve (Access to Information by CORFO), which the Company must maintain for a period of three years after the Termination Date. Eleven.Five. The information that CORFO shall be entitled to request from the Company pursuant to this Clause shall not include Company information constituting a sensitive trade secret and must be requested with sufficient advance notice so as not to hinder the normal course of the Company’s operations. TWELFTH: Access to Information by CORFO. As of the Commencement Date, CORFO, through its Representatives, shall have the right to request from the Company and to access, at a minimum, the information contained in Annex Seven. TWELFTH BIS: Principles Governing the Participation of Atacameño Indigenous Organizations. Twelve.BIS.One The Parties declare and acknowledge: (a) That the Atacameño or Lickanantay people have Signature Version 56 historically been linked to the Salar de Atacama basin, where they have developed their traditional activities, ways of life, and culture; (b) The connection that the Atacameño or Lickanantay Indigenous Communities have with the territory they have ancestrally inhabited, with the waters and natural resources— —existing there, as well as the relationship between these and their ways of life and culture, together with their historical, cultural, and archaeological heritage; (c) That the Atacameño Indigenous Communities of the Salar de Atacama are the continuators of ancient settlements, lineages, or ayllus of the Atacameño people, and that some of them are owners of lands and waters, which has been recognized by the State, in accordance with the provisions of the law; (d) The inherent diversity of the Atacameño Indigenous communities within the unity of the Atacameño or Lickanantay people, taking into account their cultural and territorial particularities, their interests, and priorities; (e) That the Concessions and part of the lithium extraction and production activities in the Salar de Atacama are located and have been carried out in part within the territories of ancestral use and occupation of the Atacameño Indigenous Communities of the southeastern border; and (f) The importance of the activities that the Atacameño indigenous associations, as functional organizations, carry out within the framework of their functions to promote Atacameño culture, in accordance with the law. Twelve.BIS.Two. In light of the statements in the preceding Section, the Parties declare and acknowledge that the following matters contained in the Clauses listed below (“Relevant Matters and Clauses”), are likely to have a direct impact on the Atacameño indigenous

Signature Version 57 people, which is why they have been subject to indigenous consultation by CORFO in accordance with the provisions of Convention No. 169 concerning Indigenous and Tribal Peoples in Independent Countries of the International Labour Organization, and Supreme Decree No. 66 of 2013, of the Ministry of Social Development: (a) Development of new technologies in production processes in the Salar de Atacama for a future project (Clause Thirteen of the Project Contract); (b) Long-term water balance and sustainability (Clause Fourteen of the Project Contract); (c) Commitment to the use of clean energy (Clause Fifteen of the Project Contract); (d) Environmental Compliance (Clause Ten of the Project Contract); (e) Prohibitions—Disposal of mining assets belonging to the Company or its related parties located within the Protection Zones (two kilometers and ten kilometers), for purposes of socio-environmental protection and preservation (Clause Twenty-Four of the Project Agreement); (f) Mandate and accountability (Clause Sixteen of the Agreement); (g) Contributions to Atacameño indigenous organizations (Clause Eighteen of the Project Agreement); (h) Access to environmental and operational information regarding the project (Clause Twelve TER of the Agreement); (i) Environmental Auditor (Clause Seventeen of the Agreement); (j) Lithium reserves, management of residual brines, and future lithium recovery (Clause Five of the Project Contract); (k) Restitution, transfer, and acquisition rights (Water rights for environmental protection purposes) (Clause Nine of the Contract); (l) Research and Development efforts in Chile (Clause Seventeen of the Project Agreement); (m) Early implementation of CORFO–TARAR contractual commitments Signature Version 58 (Clause Fourteen of the CORFO SQM Project Agreement). Twelve.BIS.Three. Pursuant to the declarations and acknowledgments in Sections Twelve.BIS.One. and Twelve.BIS.Two., the parties undertake to respect the following principles and criteria in the application and fulfillment of the Relevant Matters and Clauses: (a) Environmental protection: The Parties shall always strive to protect the environment, minimizing impacts on the ecosystems of the Salar de Atacama, through full, strict, and timely compliance with all applicable environmental and sectoral regulations. (b) Indigenous participation: All Atacameño indigenous organizations shall have the right to participate in the monitoring of the Relevant Matters and Clauses, in the manner indicated in such provisions in each case. This participation must respect cultural relevance, the right to self -determination, and the effective representation of indigenous organizations. The principle of indigenous participation must take into account the rights, powers, and objectives of each indigenous organization, as well as their different perspectives and positions, while respecting the unity and plurality of the Lickanantay people in the area encompassing the Atacama la Grande Indigenous Development Area. Thus, by virtue of this principle, the Company undertakes to CORFO to establish and maintain a governance structure that ensures the participation of Atacameño indigenous communities, and preferentially, but not exclusively, the Atacameño indigenous communities on the southeastern edge of the Salar de Atacama. CORFO shall have the means to ensure proper monitoring of compliance with this obligation. In the event of modifications that the Parties intend to Signature Version 59 make to the Contract, exclusively in relation to the extractive and productive activities regulated therein, which affect or may affect the territories of ancestral use and occupation of the Atacameño indigenous communities on the southeastern edge of the Salar de Atacama, their ways of life, and/or customs, mechanisms and/or spaces for collaborative dialogue in good faith shall be established with these communities. These same mechanisms shall be established with other Atacameño indigenous communities, where appropriate. (c) Transparency: Indigenous organizations must be ensured timely access to information generated between the parties under this contract or arising from its performance and relating to the Relevant Matters and Clauses, especially information that may affect the territory, waters, natural resources, and ways of life of the Atacameño indigenous organizations. None of the foregoing shall entail the disclosure of information that the contracts themselves identify as subject to confidentiality. (d) Cultural Respect or Relevance: In complying with the Relevant Matters and Clauses, the parties must always consider the worldview, values, ways of life, customs, knowledge, and spirituality of the Atacameño or Lickanantay people, their sacred sites, traditional practices, and ancestral routes. (e) Indigenous consultation: Any proposed modifications to the Relevant Matters and Clauses and to the Agreement, provided they are likely to result in direct impact in accordance with current regulations, shall be subject to an indigenous consultation process, in accordance with the provisions of Convention No. 169 of the International Labour Organization and other applicable legal and regulatory provisions. Signature Version 60 (f) No regression: The standards of participation, consultation, access to information, and environmental protection recognized in this contract may not be reduced or limited by unilateral decisions of the parties, the State, or third parties, such that any adjustment or modification to these aspects may only be made to reinforce or improve these principles and standards. TWELFTH TER: Access to Information by the Atacameño indigenous organizations of the Salar de Atacama basin. Twelve.TER.One. As of the Start Date, CORFO shall provide the Atacameño indigenous organizations with the following information, at the frequency indicated for each subject: (a) Information on brine extraction volumes, month, year, and extraction area (MOP area or SOP area), as provided to CORFO pursuant to subparagraph (a) of (i) of Annex Seven. This information shall be provided quarterly. (b) Information on brine reinjection volumes, month, and year of reinjection, as provided to CORFO pursuant to subparagraph (a) item (i) of Annex Seven. This information shall be submitted quarterly. (c) All documentation related to environmental assessment procedures provided to CORFO pursuant to subparagraph (ii) “Information regarding environmental compliance” of Annex Seven. This information shall be submitted quarterly. (d) The results of environmental monitoring and follow-up activities required under the RCAs or sectoral authorizations that are provided to CORFO pursuant to subparagraph (b) of paragraph (ii) “Information regarding environmental compliance” of Annex Seven. This information shall be submitted quarterly. (e) The results of environmental monitoring and follow-

Signature Version 61 up activities carried out and relevant studies not covered by environmental or sectoral instruments that are provided to CORFO pursuant to subparagraph (c) of paragraph (ii) “Information regarding environmental compliance” of Annex Seven. This information shall be submitted quarterly. (f) Relevant reports generated as a result of monitoring and tracking systems arising from agreements with Atacameño indigenous organizations, previously authorized by them, which are provided to CORFO pursuant to subparagraph (d) of paragraph (ii) “Information regarding environmental compliance” of Annex Seven. This information shall be submitted quarterly. (g) Information sent to other public State Administration bodies that is provided to CORFO pursuant to subparagraph (iv) “Access to information sent to other agencies” of Annex Seven, with the exception of information that is commercially sensitive and affects the Company’s economic and commercial rights. This information shall be submitted quarterly. (h) Report on all actions related to the administration, management, custody, protection, safeguarding, permanent monitoring, and legal and physical conservation of the Concessions, the Rigo Concessions, the Sal and Salar Concessions, and all other Assets Subject to Restitution, as well as the Company’s mining concessions and those of its Related Parties included within the perimeter of the Protection Rings, which shall include any judicial and extrajudicial actions that the Company has filed or exercised the Company for such purposes, and reports regarding the status of surface lands, as referred to in subparagraph (v) “Reports on the protection of mining concessions” of Annex Seven and Clause Sixteen of the (Mandate and Signature Version 62 Accountability), with the exception of information that is commercially sensitive and affects the Company’s economic and commercial rights. This information must be presented in a clear and understandable manner. This information shall be provided annually. (i) Applications for authorization to dispose of, encumber, or enter into any legal act regarding the mining rights of the Company or its Related Parties within the Protection Rings, as referred to in Clause Ten, subparagraph (c) of the Contract and Clause Twenty-Four of the Project Contract (Prohibitions), and any authorization granted by CORFO, if applicable, along with the respective justifications, with the exception of information that is commercially sensitive and affects the Company’s economic and commercial rights. This information must be presented in a clear and understandable manner. (j) Lithium reserve studies provided to CORFO pursuant to Clause Five of the Project Agreement (Lithium Reserves, Management of Residual Brines, and Future Lithium Recovery), with the exception of information that is commercially sensitive and affects the Company’s economic and commercial rights . This information shall be submitted in accordance with the frequency established in the corresponding CCHEN Board of Directors Agreement. (k) Hydrogeological model, in the format in which the Company is required to submit it to the environmental authority, to be provided to CORFO in accordance with the provisions of Clause Ten of the Project Contract (Environmental Compliance). This information shall be submitted every five years. (l) Updates to the numerical hydrogeological model, in the format required by the Company for submission to the environmental authority, to Signature Version 63 be provided to CORFO pursuant to Clause Ten of the Project Contract (Environmental Compliance). This information shall be submitted every two years. (m) Final reports of the environmental audits and the annual report containing consolidated information that accounts for the correct calculation of the amount of contributions made to the Atacameño indigenous communities in accordance with Clauses Seventeenth (External Auditors) and Twentieth (External Auditors) of the Project Contract. This information shall be submitted annually. (n) Anthropological, sociological, and hydrogeological studies that the Company may conduct. (ñ) Information regarding the Company’s total investment budget for the Project and the implementation of New Technologies, without itemized details or cost structure, to be provided to CORFO pursuant to Clause Thirteen of the Project Contract. (o) Submission of information regarding the Intergenerational Fund, its total amount, return on investment, and administrative costs. (p) Information on the exercise of purchase options and restitutions established in Clause Nine of the Contract (Restitution, Transfer, and Purchase Options). CORFO’s obligation to provide this information shall be deemed fulfilled if it is made available, at the corresponding intervals, in the Monitoring System referred to in the following Section. Twelve.TER.Two. CORFO shall provide the Atacameño indigenous organizations that are part of the Salar de Atacama Contract Monitoring Committee with the following information, at the appropriate intervals : (a) Terms of reference for the hiring of the Environmental Auditor by CORFO and the Company with the frequency and under the terms indicated in Signature Version 64 Clauses Ten Seven (External Auditors) of the Contract and Twenty (External Auditors) of the Project Contract. (b) Preliminary draft of the annual environmental audit reports, under the terms and for the purposes set forth in Section Seventeen.Eight. of Clause seventeen (External Auditors) of the Contract and in Section Twenty.Eight. of Clause twenty (External Auditors) of the Project Contract. This information shall be provided annually. (c) Information regarding the Company’s requests to execute legal acts concerning its mining properties and those of its Related Parties located within the Protection Zones referred to in Clause Ten, letter (c) of the Contract, in order to receive your comments prior to their authorization, and your reasoned response. Twelve.TER.Three. For the provision of information that, pursuant to this Clause, must be provided to the Atacameño indigenous organizations, the rules on access to public information under Law No. 20,285 shall not apply, without prejudice to CORFO’s obligation to safeguard information that is commercially sensitive and affects the Company’s economic and commercial rights, in the cases expressly indicated in Section Twelve.TER.One. For the purposes of this contract, “commercially sensitive information that affects the Company’s economic and commercial rights” shall mean any information that has not been disclosed and whose secrecy or confidentiality provides the Company with a competitive advantage, and/or information that may not be disclosed to competitors under free competition rules. Twelve.TER.Four. The provisions of this Clause are without prejudice to the relationship-building efforts between the Company and the Atacameño indigenous communities.

Signature Version 65 TWELFTH.QUATER: CORFO Salar de Atacama Contract Monitoring Committee. Twelve.QUATER.One. CORFO recognizes the importance of establishing mechanisms that ensure the active participation of the Atacameño indigenous organizations of the Salar de Atacama basin in monitoring contractual obligations regarding the environment and community relations. To this end, CORFO, within the scope of its authority, shall establish and manage the Salar de Atacama Contract Monitoring Committee, through which periodic actions will be carried out between CORFO and the Atacameño indigenous organizations to maintain a formal relationship and develop collaborative activities for the monitoring of contractual obligations regarding the environment and community relations. The Salar de Atacama Contract Monitoring Committee and all activities arising from it must be carried out within the framework of the legal purpose, the respective bylaws, and the scope of action corresponding to each of the Atacameño indigenous organizations in accordance with their founding objectives, and in accordance with their legal status as provided for in Law No.19,253, respecting their autonomy and self-determination. These actions shall be carried out within the scope of the provisions of the Contracts, incorporating criteria of cultural relevance and considering territorial and organizational particularities, under principles of respect, transparency, and good faith. The activities, which will be organized by CORFO, shall begin to be implemented within the first six months of the contract’s term. Twelve.QUATER.Two. For the purposes of joining and participating in the Salar de Atacama Contract Monitoring Committee, Atacameño indigenous Signature Version 66 organizations must formally and voluntarily request to CORFO to be part of its activities, and they shall participate in it in accordance with their legal purpose and legal status, as provided for in Law No. 19,253, within the framework of their respective constitutional objectives. They may request and participate in the Salar de Atacama Contract Monitoring Committee, Atacameño indigenous organizations registered with CONADI as Atacameño indigenous communities or Atacameño indigenous associations governed by Law No.19,253, prior to the Call Date, provided that their bylaws are in force as of the End Date of the Consultation Dialogue Phase and that they maintain regular and active operations in accordance with their constitutional objectives. Twelve.QUATER.Three. The Salar de Atacama Contract Monitoring Committee shall have as its purpose the active participation of Atacameño indigenous organizations in monitoring those contractual environmental obligations and community relations in which such participation has been expressly established. Such active participation shall always take place within the legal framework and scope of action corresponding to each of the Atacameño indigenous organizations in accordance with their constitutional objectives, and in accordance with their legal nature as the provisions of Law Number 19,253, without in any way affecting or replacing the territorial and environmental stewardship role that corresponds to the Atacameño indigenous communities in their respective formally claimed territories, a role that must be carried out in accordance with the law. Twelve.QUATER.Four. The Salar de Atacama Contract Monitoring Committee shall be a collaborative working forum for monitoring, Signature Version 67 oversight, joint verification, reporting, and access to information regarding the effective fulfillment of contractual environmental and community relations obligations in which active participation has been expressly established. To that end, the Salar de Atacama Contract Monitoring Committee shall fulfill the following objectives: (a) Ensure the timely, adequate, and culturally relevant provision of information by CORFO regarding compliance with the environmental and community relations obligations established in the Contract . (b) Enable Atacameño indigenous organizations, within the legal framework and in accordance with their purpose and legal nature, to submit observations and background information to CORFO regarding compliance with the contract’s environmental obligations, which will be technically evaluated by CORFO to determine the appropriate actions in accordance with current regulations. Twelve.QUATER.Five. To fulfill the purpose and objectives of the Salar de Atacama Contract Monitoring Committee, the Committee shall carry out the following activities in the manner and through the channels indicated in each case: (a) Information and Communication. CORFO will establish communication channels for the delivery and receipt of information and background data related to the monitoring of contractual obligations regarding the environment and community relations. The communication and delivery of the information set forth below is intended to promote the active participation of Atacameño indigenous organizations and will be carried out through the Salar de Atacama Contract Monitoring Committee, at the appropriate times and within the framework defined in the Contracts: Signature Version 68 (i) Terms of reference for the hiring of the Environmental Auditor, at the frequency and under the terms indicated in Clause Seventeen (External Auditors) of the Contract (ii) Preliminary draft of the annual environmental audit reports, under the terms indicated in Section Seventeen.Eight. of Clause Seventeen (External Auditors) of the Contract. (iii) Information regarding the Company’s requests to execute legal acts concerning its mining properties and those of its Related Parties located within the Protection Zones, to receive their comments prior to authorization, and its reasoned response. Communication regarding opportunities for active participation by the Atacameño indigenous organizations , within the framework defined in the Contracts, shall be carried out through the Salar de Atacama Contract Monitoring Committee: (i) Call for Atacameño indigenous organizations to collaborate and participate, in accordance with their own interests and self-determination, in the processes for the development of a comprehensive hydrogeological model with other stakeholders in the Salar de Atacama basin, as indicated in Clause Ten (Environmental Compliance) of the Project Contract. (ii) Vision and prioritization of initiatives of interest to the Atacameño indigenous organizations of the Salar de Atacama regarding R&D and innovation, as indicated in Clause Seventeen (Research and Development Efforts in Chile) of the Project Contract. (iii) Vision and prioritization of larger-scale projects in San Pedro de Atacama, to be financed through Fund Five, under the terms established in Clause Eighteen (Indigenous Organizations and Regional Development) of the Project Contract. (iv) Nomination of a candidate for the

Signature Version 69 shortlist of Environmental Auditors by the Atacameño indigenous organizations, as indicated in Clause Twenty (External Auditors) of the Project Contract. (v) Nomination of a candidate for the shortlist for the Collaborating Agency by the Atacameño indigenous communities, as indicated in Clause Eighteen (Indigenous Organizations and Regional Development) of the Project Contract. (vi) Nomination of a candidate for the shortlist for Technical Support Agency by the Atacameño indigenous associations, as indicated in Clause Eighteen (Indigenous Organizations and Regional Development) of the Project Contract. (b) Informative or Consultative Meetings. The meetings of the Salar de Atacama Contract Monitoring Committee shall serve as a forum for information sharing and active participation. One regular meeting shall be held per semester , to be convened and managed by CORFO, and the first such meeting shall take place within the first six months following the Start Date. Notwithstanding the foregoing, extraordinary meetings may be held in cases it is necessary to activate a mechanism for the active participation of the aforementioned parties. Whenever appropriate and necessary for the purposes of the Salar de Atacama Contract Monitoring Committee, tripartite meetings with the Company may be held. (c) Site visits. To the extent that, within the framework of the activities of the Salar de Atacama Contract Monitoring Committee, it is appropriate to conduct site visits to fulfill the committee’s objectives defined in Section Twelve.QUATER.Three., these shall be organized and conducted jointly with CORFO, and coordinated in advance with the Company, so as not to hinder or interfere with the normal course of Signature Version 70 the Company’s operational, commercial, or production activities . Participation by each organization in site visits shall be voluntary, formalized in the manner defined by CORFO for each occasion, including a commitment to respect mining safety regulations and instructions, if applicable, and must always be carried out within the framework of each organization’s role, functions, and powers, in accordance with their respective legal purposes and legal status. In the event that a field visit by the Salar de Atacama Contract Monitoring Committee is deemed appropriate and relates to a territory formally claimed by an Atacameño indigenous community, such a visit may only take place upon express authorization from the respective community and in accordance with its access protocols. Twelve.QUATER.Six. All activities of the Salar de Atacama Contract Monitoring Committee must be carried out in accordance with the current legal framework; therefore, they may not address matters that fall outside the scope of CORFO’s competencies and powers, nor do they substitute for or replace the oversight that corresponds to other State bodies in accordance with their respective powers, nor that of the Environmental Auditor. All activities of the Salar de Atacama Contract Monitoring Committee and the actions leading to their implementation shall be carried out with unrestricted respect for the autonomy and self -determination of the Atacameño indigenous organizations, in full compliance with the express authorizations and protocols established by each of them, and no actions or interventions may be carried out that violate them. The foregoing shall in no case affect or replace the territorial and environmental protection role that Signature Version 71 corresponds to the Atacameño indigenous communities in their respective formally claimed territories, a role that must be carried out in accordance with the law. THIRTEENTH: Preferential Price for Specialized Producers . Thirteen.One. In line with the efforts made by the State of Chile to attract industries that add value and produce goods with higher added value in the country, the Company undertakes that, from the Start Date until the End Date, and subject to CORFO’s approval in each case, it will sell its Lithium Products at the Preferential Price (the “Most Favorable Price Obligation”), to specialized producers, whether public or private, of value-added products, including, among others, the production of cathode material, lithium cathodes, lithium battery components, and other advanced lithium products in the value chain, that carry out their production activities in Chile (“Specialized Producers”). For these purposes, the Preferential Price will be defined after CORFO identifies these Specialized Producers, and it will take into account the specifications and categories of the Lithium Products, as well as their volumes. In this regard, CORFO and the Company will agree on a protocol to operationalize the implementation of the Best Price Obligation prior to conducting the selection of Specialized Producers, with the aim of establishing by mutual agreement, among other things, the technical specifications that will contain the qualities and physical and chemical characteristics under which the Lithium Products will be produced by the Company during the term offered to the Specialized Producers. Signature Version 72 Likewise, the aforementioned protocol shall establish that the Preferential Price shall have, at a minimum, the following conditions, unless otherwise agreed between the Company and the respective Specialized Producer in the contracts to be executed in accordance with Section Thirteen.Three. below: (i) it must be a price for cash payment of the sale; (ii) the sale shall be considered under the Incoterms FCA, conversion chemical plant; (iii) the currency in which it shall be expressed shall be U.S. Dollars; (iv) the Specialized Producer must schedule delivery volumes of the respective product uniformly throughout the year corresponding to its supply (i.e., on a quarterly or monthly basis, as agreed with the Company); (v) the product shall be delivered in standard packaging under which the Company conducts its sales, the details of which must be specified in each Technical Specification; (vi) other elements or conditions, other than those indicated above, must be negotiated between each Specialized Producer and the Company under commercial terms (other than the Preferential Price) equivalent to those agreed upon between the Company and its Related Parties with other customers , in accordance with the provisions of Section Thirteen.Three. Specialized Producers shall be deemed to be companies established in Chile that have developed or acquired technology enabling them to develop value-added products, such as those already indicated, based on what is produced by the Company under this Agreement. Consequently, under no circumstances may the preferential sale be used by Specialized Producers or their Subsidiaries for the marketing of products such as lithium carbonate, lithium hydroxide, or lithium chloride in any of

Signature Version 73 their grades. Thirteen.Two. During the period between the Start Date and December thirty-one of the same year, the Most Favorable Price Obligation shall be fifteen percent of the Theoretical Production Capacity for Lithium Products. Beginning on January 1 immediately following that period, the Most Favorable Price Obligation shall increase in increments of 2.5 percent annually, until reaching 25 percent of the Theoretical Production Capacity. The percentages indicated in this Section shall be calculated separately for each Lithium Product (lithium hydroxide or lithium carbonate), and not in aggregate. To this end, the Company shall report to CORFO, within the first month following the Start Date, the Theoretical Production Capacity of each Lithium Product for the current year. Beginning on January 1 immediately following this period, the Company must report to CORFO, within the first quarter of each year, the Theoretical Production Capacity of each Lithium Product for that same year. In compliance with its duty to provide information, the Company must submit all supporting documentation necessary to verify the Theoretical Production Capacity, which shall be verified by CORFO. If CORFO deems that the information provided to substantiate the Theoretical Production Capacity of the respective Lithium Product is insufficient or inconsistent, it shall request in writing that the Company submit supplementary, explanatory, or clarifying information, as appropriate, within the timeframe it specifies for that purpose. In the event that CORFO is not satisfied, the Appeal Procedure shall apply, to the extent applicable. Thirteen.Three. To give effect to the Most Favorable Price Obligation, CORFO must notify the Company in writing, as well as the Signature Version 74 company or companies that qualify as Specialized Producers, at least one year prior to the start of such sales, indicating the start date of the requirement for the sale of the products as established in the respective project, the annual volumes of Lithium Products allocated to each Specialized Producer (the “Maximum Annual Allocated Volume”), the estimated date on which the specific annual increases of 2.5 percent per product will take effect, in accordance with the project(s)’ operational start - up schedule, and, if the project so provides, a phased approach to volume requirements during ramp-up periods, until the Maximum Annual Allocated Volume is reached. Notwithstanding the foregoing, the sale of the Company’s Lithium Products to Specialized Producers for testing purposes within one year from the date CORFO issued the aforementioned notice to the Company, provided that the respective project has contemplated the need for a supply of samples for testing or pilot projects, and that the Corporation has so established in the resolution designating its status as a Specialized Producer. Such supply of samples shall be allocated to the percentage corresponding to the Most Favorable Price Obligation for the respective Lithium Product, in accordance with the provisions of Section Thirteen.Two. The Most Favorable Price Obligation must be formalized through a contract signed between the Company and each of the Specialized Producers, which must include commercial terms (other than the Preferential Price) equivalent to those agreed upon between the Company and its Related Parties with other customers. In said contract, the parties must establish, at a minimum, reciprocal rights and obligations, in Signature Version 75 particular, the Company’s Most Favorable Price Obligation and the Specialized Producer’s obligation to allocate the Lithium Products purchased from the Company solely for the manufacture of value-added products in Chile; the term of the Most Favorable Price Obligation assumed by the Company in the Agreement, which may only remain in effect while the status of Specialized Producer is maintained; the Maximum Annual Allocated Volume; the mechanisms for adjusting the percentage of Lithium Products subject to the Most Favorable Price Obligation, if applicable; and the guarantees to ensure compliance with its obligations, in particular, compliance with the Most Favorable Price Obligation. The term of the Most Favorable Price Obligation assumed by the Company with respect to each of the Specialized Producers shall terminate automatically and without the need for a court order if the Specialized Producer (i) loses its status as such; (ii) uses the products purchased from the Company under the Preferential Price for a purpose not regulated in this Clause; or (iii) breaches its obligations under the contract entered into with the Company. The Company shall not be liable as a result of changes in the terms or termination of the contract due to the classification, changes, or loss of Specialized Producer status determined by CORFO. CORFO shall not be a party to the aforementioned contract, nor shall it have any liability for failure to comply with the Most Favorable Price Obligation or any of the other obligations established in said contract. In the event that the supply contract establishes a delivery schedule for Lithium Products with an annual volume lower than the Maximum Annual Allocated Volume, the Company may freely dispose of Signature Version 76 the difference between the agreed-upon supply and the Maximum. Furthermore, in the event that the Specialized Producer fails to comply with the obligation to purchase the nominated volumes in accordance with the frequency agreed upon in the respective contract signed between the Specialized Producer and the Company, the latter may freely dispose of the difference between the nominated volume and the volume actually purchased. In the latter case, CORFO may adjust the volumes assigned to the Specialized Producer or terminate the status of Specialized Producer. However, given the public interest involved in the Most Favorable Price Obligation, CORFO may take actions aimed at supervising and verifying compliance with the obligations agreed upon by the parties, which must be expressly stated in the contract signed by the Company and each Specialized Producer. For this purpose, any material breach of the contract signed for these purposes between the Company and the Specialized Producers, whether total or partial, must be notified to CORFO by the affected Specialized Producer or by the Company, as applicable. The notification must be made in writing to CORFO, indicating the circumstances constituting the total or partial breach of obligations, and providing the supporting documentation on which it is based. CORFO, through the corresponding administrative act, may revoke or rescind the status of Specialized Producer in the cases provided for in the administrative act that designated them as such. Thirteen.Four. Likewise, failure to comply with the obligation to contract under the Most Favorable Price Obligation in accordance with the terms of this Clause shall give rise to the payment of a

Signature Version 77 fine or indemnity as a penalty clause in favor of CORFO, which the Parties hereby agree in advance shall be ten million dollars. In turn, once the preceding contracting obligation has been fulfilled, a breach of the Company’s obligation to comply with the Most Favorable Price Obligation to the Specialized Producer shall result in the payment of a fine or indemnity as a penalty clause in favor of CORFO, which the Parties hereby agree in advance shall be an amount equivalent to three percent of the amount of the unfulfilled transaction, all of this without prejudice to the Company’s liability toward the Specialized Producer. To determine whether an obligation under this Clause has been breached, the Parties shall first seek mediation from the Contractual Auditor, which must take place within ninety days of being requested by either Party. Once the aforementioned ninety days have elapsed, either Party may refer the matter to the Arbitration Tribunal. The Company shall be deemed to have failed to comply with or to have partially complied with the Most Favorable Price Obligation if, at any time during the term of the agreement, it unjustifiably refuses to sell Lithium Products to the Specialized Producer at the Preferential Price, or unjustifiably sells to the Specialized Producer a volume less than the Maximum Annual Allocated Volume. Thirteen.Five. In the event of a decrease in the Company’s actual production due to force majeure events or restrictions arising from environmental or sector-specific permits during the term of the contracts with the Specialized Producers, the Company shall take all measures necessary to ensure equitable and non-discriminatory treatment by proportionally reducing the volumes supplied to all its customers, whether its own, those Signature Version 78 of its Related Parties, or those classified as Specialized Producers, which, in any case, must be agreed upon in the respective supply contract. Thirteen.Six. Notwithstanding the foregoing, the Specialized Producer and the Company may agree in the supply contract, and always in addition to the Preferential Price, on a pricing scheme that may be used alternatively (“Alternative Price”), in which case it shall be understood that the provisions regarding the Most Favorable Price Obligation apply to the Alternative Price, and all obligations and conditions set forth in this Clause shall be enforceable with respect to the Alternative Price, with the sole exception of CORFO’s supervision and verification of the calculation of the Alternative Price. Thirteen.Seven. For the purposes of this Clause, on the platform or electronic medium provided by CORFO for the submission of the agreed- upon information, a module will be made available, to which each Specialized Producer may have access, and in which the Company will provide, within the first ten calendar days of the calculation month, the Preferential Price applicable for that month for the type(s) of Lithium Products and their technical specifications. This module shall be the means through which the Preferential Price is communicated to the Specialized Producer. FOURTEENTH: Force Majeure. Each Party shall be excused from fulfilling its obligations under this Agreement to the extent that such failure is due to a Force Majeure Event and for the duration of the Force Majeure Event, provided that the Party not affected by the Force Majeure Event shall Signature Version 79 continue to fulfill its obligations. The Party affected by a Force Majeure Event shall notify the other Party in writing of the occurrence of the Force Majeure Event within seventy-two hours of the event occurring or as soon as reasonably possible. FIFTEENTH: Boundary Marking Obligation for the Company . As long as it is a legal obligation, the Company undertakes to construct, maintain, preserve, and replace at its own expense the boundary markers placed at the corners of the OMA Concessions and the Rigo Concessions that are accessible. Consequently, it is the Company’s obligation to complete and maintain at its own expense the network of physical boundary markers for the entire perimeter of said properties in accordance with the terms established in Article 118 of the Mining Code. Within one year from the Commencement Date, and provided that boundary demarcation is a legal obligation, the Company must replace the boundary markers and boundaries at the vertices of the aforementioned properties that are not in optimal condition. For these purposes, to the extent necessary and as requested by the Company, CORFO must issue and deliver the judicial orders reasonably requested by the Company to enable it to fulfill this obligation. SIXTEENTH: Mandate and Accountability . CORFO hereby delegates, grants, and confers a broad and irrevocable special mandate or power of attorney to and in favor of the Company, which accepts and to whom it is of interest, so that, from the Commencement Date until the Termination Date, Signature Version 80 the Company shall assume the judicial and extrajudicial defense and effectively safeguard the continued existence and integrity, both legal and material, as well as the exclusive and exclusive ownership of each and every one of the Assets. The Company shall, for this purpose, exercise each and every one of the actions, exceptions, and other rights enjoyed by the holders of applications, declarations, mining exploitation concessions, mining exploration concessions, exploration permits, and rights to use groundwater and surface water, among others, to guarantee and defend the ownership, validity, subsistence, integrity, exclusivity, and other aspects that may be relevant in relation to each and every one of said properties. Likewise, CORFO hereby delegates, grants, and confers a broad and irrevocable special mandate or power of attorney to and in favor of the Company, which accepts and to whom it is of interest, so that, from the Start Date until the End Date, the Company shall assume the judicial and extrajudicial defense to safeguard the legal and material integrity and the exclusive and exclusive ownership of each and every Lot A – M – J – F – H, and L, and Lots E – F - G, and H, and may, for this purpose, take all necessary actions, whether regarding possession, ownership, declaratory, or of any other nature. All expenses incurred by the mandate shall be borne by the Company, and CORFO shall consequently be exempt from any costs arising from this matter. The Company is obligated to submit an annual report and account for the mandate granted regarding all actions related to the administration, custody, protection, safeguarding, and preservation—both legal and physical— , of the Property, and of the actions related to the care and

Signature Version 81 safeguarding of Lots A–M–J – F – H, and L, – of Lots E – F – G and H; as well as an annual report on the actions related to the administration, custody, protection, safeguarding, and preservation—both legal and physical—of the mining concessions located within Protection Ring Ten and Protection Ring Two. CORFO shall provide the Atacameño indigenous organizations with the information it receives from the Company regarding the actions regarding the administration, custody, protection, safeguarding, and conservation—both legal and physical—of the Properties, the aforementioned Lots, and the mining concessions of the Company and its Related Parties included within the perimeter of the Protection Rings, which shall include any judicial and extrajudicial actions that the Company has filed or exercised for such purposes, under the terms set forth in Clause Twelfth TER (Access to Information by the Atacameño indigenous organizations of the Salar de Atacama basin) of the Contract. All such information must be presented in a clear and understandable manner. SEVENTEENTH: External Auditors. Seventeen.One. The Parties agree to appoint, as of the Commencement Date, two external auditors (the “External Auditors”),”), who shall report to CORFO and the Board of Directors regarding the correct, complete, and timely fulfillment (i) of the Company’s environmental obligations (the “Environmental Auditor”); and (ii) the Project and Lease Agreements (the “Contractual Auditor”), without prejudice to the oversight powers inherent to CORFO under said agreements. Seventeen.Two. The External Auditors shall be proposed by CORFO Signature Version 82 through a shortlist of three candidates, and appointed by the Company. If the Company does not select the External Auditors within ten Business Days of the shortlist being submitted, CORFO must submit a second shortlist. If the Company does not select the External Auditors within the same period, the appointment shall be made by the Arbitration Tribunal. The External Auditors shall be paid by CORFO and the Company, in equal shares. Seventeen.Three. The External Auditors, their partners, those who sign the reports, those in charge of conducting the audit, and all members of the audit team must be independent in their judgment with respect to the Company and its Related Parties and CORFO; they must not be providing services simultaneously nor may they have provided services during the last two years to the Company and its Related Parties, nor to CORFO or its committees, nor to competitors of the Company, respectively. Those who do not fall under the grounds for lack of independence of judgment established in Articles 243 and 244 of the Securities Market Law shall be deemed to possess independence of judgment with respect to the Company as the audited entity and its Related Parties. Seventeen.Four. The Contractual Auditor shall be obligated to review annually the Company’s compliance with the Contract regarding (i) the full and timely payment of the Rent and other financial obligations, (ii) compliance with the obligations arising from Clause Thirteen (Preferential Price for Specialized Producers) of the Contract and (iii) the calculation of the amount of the contributions referred to in Clause Eighteen (Indigenous Organizations and Regional Development) of the Project Contract. The foregoing is without prejudice to the fact that, at Signature Version 83 CORFO’s request, a specific service for the collection, processing, systematization, and certification of the integrity and authenticity of the information and documentation regarding compliance with the Contract and the Project Contract, which may arise from the regular reviews that CORFO conducts in the performance of its functions. The shortlist of candidates for Contract Auditor to be submitted by CORFO may only include companies with proven experience and competence to provide the services covered by this Clause, and sales for such services of at least one million dollars in the year prior to their engagement. Seventeen.Five. The Environmental Auditor shall annually review compliance with (i) the Company’s environmental obligations, (ii) the “New Technologies Implementation Plan”, the “Plan for the Gradual Reduction of Freshwater Use until its Complete Replacement,” and the “Plan for the Use of Electricity from Renewable Sources” referred to, respectively, in Clauses Thirteen, Fourteen, and Fifteen of the Project Contract, and (iii) the provisions of Clauses Ten (Prohibitions) and Sixteen (Mandate and Accountability) of the Contract and Twenty-Four (Prohibitions) of the Project Contract. The shortlist to be submitted by CORFO as potential Environmental Auditors may only include companies with proven experience and competence to provide the services covered by this Clause and that had sales from consulting services in the environmental area of at least one million dollars in the year prior to their engagement. One of the members of the shortlist must be nominated by the Atacameño indigenous organizations, for which purpose they must submit their candidate to CORFO through the Salar de Atacama Contract Monitoring Committee within the reasonable Signature Version 84 timeframe specified for that purpose. CORFO will send the shortlist to the Company without indicating which member was proposed by the Atacameño indigenous organizations. In the event that these organizations do not submit their candidate to CORFO through the Salar de Atacama Contract Monitoring Committee within the deadline, or if the candidate does not meet the requirements for experience, independence, and financial soundness required in this Section and in Section Seventeen.Three., CORFO will determine the final composition of the shortlist and send its proposal to the Company. Once the firm has been selected, and within the reasonable timeframe specified, the Atacameño indigenous organizations may submit to CORFO, through the Salar de Atacama Contract Monitoring Committee, their comments on the terms of reference for the hiring of the Environmental Auditor and request the inclusion of international standards or norms for the services, which in no case may alter the type of service, purpose, and eligibility conditions established in this Clause. The Company and CORFO shall require, as a condition for the hiring of the Environmental Auditor selected in accordance with Section Seventeen.Two. of this Clause, that the auditor have at least one professional with territorial and social expertise and knowledge, who may be of the Atacameño people, and who possesses the independence necessary to safeguard their impartiality in the performance of their duties. Seventeen.Six. The External Auditors must issue an annual report, which must contain their opinion regarding the matters reviewed, and, additionally, the Contractual Auditor must prepare an annual report with consolidated information accounting for the correct

Signature Version 85 calculation of the amount of the contributions referred to in Clause Sixteen (Indigenous Organizations and Regional Development) of the Project Contract; provided, however, that, at CORFO’s request, a specific review service or a more in-depth analysis may be required as a result of an audit conducted during the year, in which case the cost shall be borne by CORFO. Seventeen.Seven. The External Auditors shall serve for a term of three years. Notwithstanding the foregoing, CORFO or the Company may terminate the contract with the respective auditing firm early, for just cause, and appoint a new firm in accordance with the same procedure described above for a new three-year term. However, the Parties may renew, on a one- time basis, the Environmental Auditor and/or the Contractual Auditor for an equal period of time, provided that the services have been satisfactorily evaluated by both the Company and CORFO. The Company agrees not to engage the services of the External Auditors for a period of one year following the termination of their services. Seventeen.Eight. The Company and CORFO must have access to a preliminary draft of both audits so that they may include their comments, which may be appended to the final report . Seventeen.Nine. CORFO shall forward the preliminary draft of the annual environmental audit reports to the Atacameño indigenous organizations, through the Salar de Atacama Contract Monitoring Committee, for their observations, which shall be forwardedby CORFO to the Environmental Auditor so that the latter may attach them to the final report, taking into account the social, territorial, and community aspects raised in these observations, to the extent that they are relevant to the objectives of the Signature Version 86 audit under the terms indicated in Section Seventeen.Five. Seventeen.Ten. CORFO shall send the Environmental Auditor’s annual reports to the environmental authority and to the Atacameño indigenous organizations. Additionally, it shall forward to said organizations the annual report containing consolidated information that accounts for the correct calculation of the amount of the contributions referred to in Section Seventeen.Six. EIGHTEENTH: Grounds for Early Termination and Remedial Periods . Eighteen.One. CORFO may terminate the Contract early, without any right to indemnification or compensation for the Company, in any of the following situations: (a) The termination, whether early or not, of the Project Contract and/or the dissolution or termination of the Company (unless the Company is succeeded by another pursuant to a dissolution without liquidation, merger, division, or transformation, the latter being the legal successor to the Company). (b) As of the Commencement Date, the Company’s voluntary abandonment of the work related to this Contract and the Project Contract, which shall be deemed to have occurred if the Company suspends operations for a period exceeding two years and which is not caused by a Force Majeure Event. (c) Insolvency of the Company, which shall be understood to mean: (i) that the Company files for voluntary liquidation; or (ii) that the compulsory liquidation of the Company is ordered; all in accordance with the provisions of Law No. 20,720. (d) Default or mere delay by the Company in paying the Rent for two consecutive Rent Periods, or if the Company pays the Rent late five times within a two-calendar-year Signature Version 87 period. The application of this ground shall not be affected by the fact that the Company has initiated reorganization proceedings under bankruptcy law. (e) As of the Commencement Date, the execution of any legal act or the creation of any encumbrance by the Company or its Related Parties without the prior express, specific, and written consent of CORFO regarding the assets leased by CORFO to the Company under this Agreement, or the assets that have replaced them or may replace them in the future, and those for which a purchase option has been granted, and/or those that the Company, CODELCO, or the Private Shareholder and the Related Parties of all the foregoing have undertaken to transfer upon the termination of this Agreement and that jeopardize such return, purchase option, and/or transfer, in their entirety and free of encumbrances and obligations related thereto or rights whose return has been agreed upon by CORFO and the Company upon the expiration of this Agreement and the Project Agreement. The foregoing, subject to and without prejudice to the provisions of subparagraphs (b) and (c) of Clause Ten (Prohibitions). (f) If the Company is required to make additional payments to CORFO on more than five separate occasions as a result of the use of the Appeal Procedure and/or arbitration. (g) As of the Commencement Date, the failure to re r pay the mining royalties for the Properties, and the failure to pay the property tax for Lots A–M–J–F–H and L, and for Lots E–F–G and H. (h) As of the Commencement Date, the Company’s failure to comply with the prohibition on marketing Brine and Other Materials extracted from the Properties, as set forth in Clause Ten (Prohibitions). (i) As of the Commencement Date, Signature Version 88 the imposition of any final sanction in an environmental sanctioning proceeding, including the exercise of any applicable judicial remedy against the Company, that is relevant and arises from proven environmental damage that cannot be remediated, mitigated, and/or environmentally compensated by the Company, resulting from a breach or extremely serious violation of environmental regulations or provisions of any RCA and which have been previously warned by the Environmental Auditor, without the Company having taken adequate measures despite having had sufficient time to do so. (j) If the Company assigns all or part of the Contract or the Project Contract without prior written authorization from CORFO; as well as if the Company subleases all or any of the Property. Eighteen.Two. The following shall not constitute grounds for early termination of the Contract: (a) Differences in the payment of Rent in amounts not exceeding five percent of the average annual Rent for the preceding three calendar years; (b) failure to pay, deliver, or return property or rights not exceeding ten million dollars, or which, by their nature, do not constitute or are not assets indispensable for the development, operation, and benefit of the Property. Eighteen.Three. If CORFO determines that the Company has incurred the grounds for termination specified in Sections Eighteen.One (c), Eighteen.One (d), Eighteen.One (e), Eighteen.One (g), and Eighteen.One (h), it may notify the defaulting party by means of a letter delivered through a notary public addressed to the representatives designated in this Contract to receive communications or to those who replace or substitute them, specifying the fact, its circumstances, and attaching the supporting

Signature Version 89 documentation. In such a case, the party accused of default must remedy it within a period of (i) thirty Business Days for the grounds set forth in Sections Eighteen.One (c), Eighteen.One (d), and Eighteen.One (h), and (ii) ninety Business Days for the grounds set forth in Sections Eighteen.One (e) and Eighteen.One (g). If the breach is not remedied within said period, CORFO may terminate the Contract by issuing a notice of termination. All of the foregoing is without prejudice to any other action or right of CORFO. CLAUSE EIGHTEEN BIS: Measures to be Applied in Case of Breach. Eighteen.BIS.One. In the event that the Company incurs any of the situations provided for in this Clause, measures consisting of monetary penalties specified for each case (the “Fines”): (a) CORFO shall be entitled to impose on the Company a Fine of between one thousand five hundred and three thousand Unidades de Fomento for each instance of non- compliance occurring after the Start Date and listed below: (i) Failure by the Company to fulfill its obligation to deliver to CORFO the lithium reserves study referred to in Clause Five of the Project Agreement within the timeframe established by the CCHEN Agreement. This breach shall be deemed verified upon the expiration of the deadline for delivery of the respective reserves study, without any record of its receipt by CORFO. The fine shall be imposed upon verification of the breach, and for each month of delay in delivering the reserves study to CORFO. (ii) Breach of the Company’s obligation to collaborate on the development of independent scientific studies regarding injection and new technologies, pursuant to Signature Version 90 Clause Five of the Project Contract, in the event that such collaboration is requested through a formal request from CORFO, for itself and/or the institution it designates, to which the Company must respond within a maximum period of fifteen Business Days from the date of receipt, specifying how, within the framework of the request, the collaboration will be carried out. This breach shall be deemed to have occurred once the deadline for the Company’s response has expired, without any record of its receipt by CORFO, and/or in the event that the Company fails to provide cooperation in accordance with the terms defined in its response. (iii) Breach of the Company’s obligation to cooperate in providing environmentally relevant information and to facilitate the preparation of studies regarding the Salar de Atacama, in the event that such cooperation is requested through a formal request from CORFO, for itself and/or the institution it designates, to which the Company must respond within a maximum period of fifteen Business Days from the date of receipt, specifying the manner in which, within the framework of the request, the cooperation will be provided. This breach shall be deemed to have occurred once the deadline for the Company’s response has expired, without any record of its receipt by CORFO, and/or in the event that the Company fails to provide the collaboration in accordance with the terms defined in its response. (iv) Breach of the Company’s obligation to carry out the activities committed to in the New Technologies Implementation Plan, as set forth in Clause Thirteen of the Project Contract, while the favorable RCA for the New Technologies Project Technologies containing the aforementioned plan has Signature Version 91 been finalized. This breach shall be deemed verified upon confirmation of the failure to carry out the activities of the New Technologies Implementation Plan. Once the RCA for the New Technologies Project has been finalized, breaches of this obligation shall be subject to the oversight and sanctions of the r applicable environmental legislation. (v) Failure by the Company to conduct studies and pilot tests in accordance with the provisions of Clause Thirteen (Development of New Technologies in Production Processes in the Salar de Atacama) of the Project Contract. This breach shall be deemed to have occurred upon verification of the absence of such studies and pilot tests. (vi) Breach of the Company’s obligation to inform CORFO of the progress and results of the studies and pilot tests it is required to conduct, in accordance with the provisions of Clause Thirteen (Development of New Technologies in Production Processes in the Salar de Atacama) of the Project Contract. This breach shall be deemed verified due to the confirmed failure to provide said information to CORFO. (vii) Breach of the Company’s obligation to provide facilities to CORFO and/or the institution designated by it to conduct its own studies on reinjection and new technologies, the event that such collaboration is requested through a formal request from CORFO, for itself and/or the institution it designates, to which the Company must respond within a maximum period of fifteen Business Days from the date of receipt, specifying how, within the scope of the request, the collaboration will be carried out. This breach shall be deemed verified once the deadline for the Company’s response has expired without any record of its receipt by CORFO, and/or in the event that the Company fails to provide the necessary Signature Version 92 facilities in accordance with the terms set forth in the Company’s response. (viii) Breach of the Company’s obligation to carry out the activities committed to in the Plan for the Gradual Reduction of Continental Water until its complete replacement, as regulated in Clause Fourteen of the Project Contract, while the favorable RCA for the New Technologies Project containing said plan has not been finalized. This breach shall be deemed to have occurred upon verification of the lack of execution of activities under the Gradual Reduction of Continental Water Plan until its complete replacement. Once the RCA for the New Technologies Project has been finalized, breaches of this obligation shall be subject to the oversight and penalties provided for under current environmental legislation. (ix) Breach of the Company’s obligation to develop and incorporate into the Gradual Reduction of Continental Water Plan, until its complete replacement, as regulated in Clause Fourteen of the Project Contract, indicators and verification mechanisms to ensure its monitoring. This breach shall be deemed verified, as the absence of indicators and verification mechanisms to ensure its monitoring in the Gradual Reduction Plan for Onshore Water until its complete replacement has been confirmed. (x) Breach of the Company’s obligation to carry out the activities committed in the Plan for the Use of Electricity from Renewable Sources, as regulated in Clause Fifteen of the Project Contract. This breach shall be deemed verified upon confirmation of the failure to carry out the activities of the Plan for the Use of Electricity from Renewable Sources. (xi) Breach of the Company’s obligation to submit annually to CORFO the accountability report on its

Signature Version 93 actions regarding the administration, custody, protection, safeguarding, and conservation of the Concessions and other Assets Subject to Restitution, and of the mining belongings of the Company and its Related Parties located within the Protection Rings, in accordance with the provisions of Clause Tenof the Contract. This breach shall be deemed verified upon the expiration of the deadline for submission without any record of its receipt by CORFO. The Fine shall be applied upon verification of the breach, and for each month of delay in the delivery of the report to CORFO. (xii) Breach of the Company’s obligation to submit to CORFO the individualized and/or information identified in Section Twelve.TER.One. of Clause Twelve TER of the Contract, the failure to submit which is not specifically subject to a fine under this Clause. This breach shall be deemed to have occurred upon the expiration of the deadline for submission established in Section Twelve.TER.One, without any record of its receipt by CORFO. The Fine shall be imposed upon verification of the breach, and for each month of delay in submitting the respective report to CORFO. (b) CORFO shall be entitled to impose on the Company a penalty of between six thousand and twelve thousand Unidades de Fomento for each instance of non-compliance by the Company occurring after the Commencement Date of the following obligations: (i) Failure by the Company to implement and maintain the Monitoring System in an operational and regular manner, in accordance with the provisions of Clause Ten of the Project Contract. This breach shall be deemed to have occurred if the Monitoring System has not been implemented and/or if it has been verified that it is not available in an Signature Version 94 operational and regular manner. (ii) The Company’s failure to update the hydrogeological model and submit it to CORFO within the same timeframe established in the current RCA, in accordance with Clause Ten of the Project Contract, along with its respective executable files, and successively for each new update period provided for in the RCA. This breach shall be deemed verified if the deadline established in the current RCA has expired without any record of its submission to CORFO. The fine shall be imposed upon verification of the breach, and for each month of delay in the delivery of the aforementioned Plan to CORFO. (c) CORFO shall be entitled to impose on the Company a Fine of twenty-five thousand Unidades de Fomento for each instance of non-compliance by the Company with the prohibition on the exploitation and/or extraction of brine and/or the reinjection of brine on the mining properties of the Company or of its Related Parties located within the Protection Rings. Eighteen.BIS.Two. In the event of default or mere delay by the Company in the payment of a specific contribution related to the “Research and Development Efforts in Chile” and “Indigenous Organizations and Regional Development” clauses of the Project Contract, penalty interest shall accrue on a daily basis, from the date of default until the date of actual payment to the party entitled to receive the payment, equivalent to the maximum conventional rate for non-indexed credit transactions in local currency exceeding ninety days, as in effect on the date of default. Such interest shall be paid directly, together with the respective contribution, to the party designated as the recipient of the amount pertaining to the contribution in question. Eighteen.BIS.Three. In Signature Version 95 the cases described in subsections (a) and (b) of Section Eighteen.BIS.One., the specific amount of the fines to be imposed for each breach shall be determined by CORFO within the ranges established for each type of breach. In making such a determination, CORFO shall consider: (i) the severity and consequences of the act constituting a breach; and/or (ii) the harm that the respective breach may have caused to CORFO and/or third parties; and/or (iii) any other criteria that, in CORFO’s reasoned judgment, are relevant to determining the specific amount of the respective Fine. In any case, repeated non-compliance with the same obligation shall be sufficient justification for CORFO to impose a fine in the maximum amount of the range established for such non-compliance. Eighteen.BIS.Four. The determination and collection of any Fine shall subject to the following procedure: (a) If CORFO determines that a contractual breach has occurred that carries an associated fine in accordance with the contract, it shall notify the Company thereof, specifying in detail the alleged breach and the specific amount of the fine associated with it (within the range established for the respective breach), attaching the supporting documentation justifying the imposition of the fine and the specific amount (“Penalty Notice”). (b) The Company may, within a period of sixty Business Days from the Fine Notice (“Deadline”), remedy the breach, where possible, or dispute its existence and/or the amount of the fine imposed, for which it must notify CORFO in writing, specifying in detail, as applicable: (i) how the breach was remedied, or (ii) the evidence demonstrating that no such non-compliance occurred, or (iii) that, if non- Signature Version 96 compliance did occur, the associated fine should be lower, attaching, in all cases, the documents and evidence supporting its response (“Response”). (c) If, upon expiration of the Deadline, the Company has not submitted its Response, then the fine determined by CORFO in the Fine Notice shall become final, and the Company must pay it to CORFO within five business days of the expiration of the Deadline. (d) If the Response is submitted to CORFO within the Deadline, CORFO shall have a period of sixty Business Days from its receipt to review it, determine, and notify the Company of the final fine in writing (the “Final Fine”), in an amount equal to or less than that established in the Fine Notice, unless the Response has demonstrated to CORFO’s satisfaction that the breach of contract was timely remedied or did not occur, in which case CORFO shall not impose any Fine. If payment of a Final Fine is determined, the Company must pay it within five Business Days following its notification. (e) If CORFO does not determine the Final Fine within the period established in the preceding paragraph, it shall have an additional period of thirty Business Days to do so, after which the Fine shall expire in the case of subparagraphs (i) and (ii) of subsection (b) of this Section. In the case of subparagraph (iii) of subsection (b) of this Section, the Final Penalty shall be deemed to amount to the lower amount within the established range, unless the Company is a repeat offender in the breach of the same obligation, in which case the Final Penalty shall amount to the amount set forth in the Penalty Notice. (f) The Company may challenge the Final Penalty paid to CORFO, requesting its full or partial refund in accordance with the arbitration procedure established in the Contract , for

Signature Version 97 which it must request the constitution of the arbitral tribunal within twenty Business Days following payment of the Fine. For the avoidance of doubt, if the Company does not submit its Response within the Deadline, it shall have no right to challenge the Fine determined by CORFO in the Fine Notice. Eighteen.BIS.Five. The Fines and interest established in this Clause do not replace or prevent CORFO from applying the grounds for early termination set forth in Clause Eighteen of the Contract, when such grounds are applicable in accordance with said Clause, nor do they preclude the inspection and sanctions applicable under current legislation. Furthermore, they are additional to and independent of any damages to which CORFO may be entitled under the general rules of contractual liability and of any other sanction or measure that an administrative authority or a Court of Justice may impose on the Company for the same facts. Notwithstanding the foregoing, the Fines imposed and paid by the Company shall be deducted from any damages that the Company is ordered to pay to CORFO for the same facts that gave rise to the Fine. Eighteen.BIS.Six. The fines provided for in this Clause shall be for the benefit of CORFO, and the interest applicable pursuant to Section Eighteen.BIS.Two. shall accrue on the respective amounts owed. NINETEENTH: Surety and Joint and Several Liability. The Company, as a guarantee for the acts of CODELCO, undertakes to (i) that CODELCO act as surety and joint and several co-debtor in favor of CORFO, for all obligations assumed by the Company under this Agreement, particularly Signature Version 98 those regarding payment of the Rent and mining royalties, hereby accepting any extensions, agreements, and/or renewals that may be agreed upon or granted to the Company with respect to these obligations by CORFO, and (ii) that CODELCO submit to the arbitration procedure established in Clause Twenty-Four (Dispute Resolution and Arbitration). TWENTIETH: Term. This Agreement shall be binding upon the Parties as of the date on which the CORFO resolution approving it is fully processed, without prejudice to the fact that the lease of the Property shall take effect from the Commencement Date, and until December 31, 2060, or until any other date prior thereto that the Parties may eventually agree upon or that results from the application of Clause Eighteen (Grounds for Early Termination and Remedial Periods) (the “Termination Date”). Notwithstanding the foregoing, the Agreement shall not take effect if the SQM Contracts or any of them have been terminated early pursuant to the grounds set forth in the clause “Grounds for Early Termination and Remedial Periods.” This provision shall not apply (and, therefore, the Agreement shall take effect) if the termination of the SQM Agreements occurs pursuant to grounds (f), (g), (h), and (e) of Clause Twenty-One of the SQM Lease Agreement and Clause Twenty-Three.One of the SQM Project Agreement. However, if the termination of the SQM Agreements occurs pursuant to ground (e) referred to above because the Company transferred ownership of the RCAs to a third party, or because it transferred ownership to a third party or created any encumbrance on the OMA Concessions, Lots A–M–J– Signature Version 99 F–H and L, Lots E–F–G and H, the Rigo Concessions, or the production facilities and chemical plants necessary for the operation of the Project , the Agreement shall not take effect. TWENTY-ONE: Confidentiality. Twenty-One.One. Given that CORFO, pursuant to this Agreement, will have access to relevant information and records of the Company, CODELCO, and the Private Shareholder, which involves the handling and knowledge of confidential and sensitive information pertaining to all of the foregoing, CORFO agrees to maintain in strict confidence and secrecy the information that the Company, CODELCO, or the Private Shareholder provide to it in connection with the execution of this Agreement and the Project Agreement. Furthermore, in order to prevent such information from becoming known to third parties—and especially to the latter’s competitors—and to guard any risk of violation of Decree-Law No. 211 of 1973, which establishes Rules for the Defense of Free Competition, CORFO undertakes to use its best efforts to ensure that its executives, directors, representatives, employees, lawyers, consultants, advisors, the entities it designates in the exercise of powers conferred in this Contract, or other representatives are subject to the same confidentiality obligations, with CORFO being liable in all cases for any breach by any of them. The foregoing excludes information that must be disclosed by law or in compliance with a court order or an order from any administrative or regulatory authority legally empowered to require such disclosure, in which case, CORFO shall provide the Company with prior written notice of such a Signature Version 100 request, except in cases where CORFO is legally prohibited from providing such notice to the Company. Twenty-One.Two. The Parties shall ensure that the External Auditors are subject to the same obligations contained in this Clause. Twenty-One.Three. The obligations under this Clause shall remain in effect as of this date and shall survive for the following five years from the Termination Date. TWENTY-TWO: Assignment of the Contract and Subleasing. The Company may not assign or transfer in any manner, whether in whole or in part, the Agreement or the rights and obligations arising therefrom, without the express written authorization of CORFO. The Company is expressly prohibited from subleasing all or any of the Premises. TWENTY-THIRD: Amendments to the Contract. Any total or partial amendment to any of the terms of this Contract shall only take effect to the sole and exclusive extent that it has been previously agreed upon and authorized in writing and in that express sense by the Parties. Amendments to the Agreement that must be subject to an indigenous consultation process in accordance with the regulations in force at the time they occur shall be consulted in accordance with such regulations. TWENTY-FOURTH: Dispute Resolution and Arbitration. All difficulties or disputes relating to this Agreement, including, among others, those regarding its performance or non-performance, application, interpretation, validity or invalidity, enforceability, nullity or termination, determination of

Signature Version 101 compensation for damages related to its breach, and issues regarding the court’s own jurisdiction and competence, shall be resolved by an arbitral tribunal composed of three mixed arbitrators, that is, arbitrators as to procedure and as to law in rendering the award (the “Arbitral Tribunal”), in accordance with the Rules of Arbitration of the Arbitration and Mediation Center of the Santiago Chamber of Commerce A.G. in effect on the date the arbitration proceedings commence. If, in conjunction with arbitration under this Agreement, a dispute arises in relation to the Project Agreement, both disputes shall be heard by the same arbitral tribunal, with both proceedings being consolidated for that purpose so that they may be concluded with a single award. The Party requesting arbitration shall appoint the first arbitrator along with its request for arbitration to the Arbitration and Mediation Center of the Santiago Chamber of Commerce A.G. and notify the other Party of the name of the appointed arbitrator and of the request submitted to the CAM. The other Party shall appoint the second arbitrator within fifteen days from the date of notification of the request for arbitration and the name of the arbitrator appointed by the other Party. The two arbitrators appointed by the Parties shall appoint the third arbitrator within fifteen days following notification of the appointment of the second arbitrator. In the event that (i) the other Party fails to appoint an arbitrator or (ii) the two arbitrators appointed by the Parties fail to reach an agreement regarding the appointment of a third arbitrator within the time limits set forth above, the Santiago Chamber of Commerce A.G. shall appoint the second arbitrator and the third arbitrator, or only the latter, as the case may be, for which Signature Version 102 purpose the Parties grant special and irrevocable power of attorney to the Santiago Chamber of Commerce A.G. to appoint the mixed arbitrators from among the attorneys who are members of the CAM arbitration panel, upon the written request of either Party. Upon the appointment of each arbitrator, the Parties shall have the right to veto, without stating a reason, up to a maximum of three of the arbitrators on the designated arbitration panel. If, for any reason, the Santiago Chamber of Commerce A.G. is unable to fulfill its mandate, the appointment of the second and/or third arbitrator, as the case may be, shall be made by any of the judges on duty in civil matters in the municipality of Santiago, and the appointment must be of a person who has served as a lawyer on the Supreme Court for at least three years, or of a person who, at the time of the appointment, is serving as a professor of civil law or commercial law in the law schools of the University of Chile or the Pontifical Catholic University, based in Santiago, for at least five years. The arbitration proceedings shall be conducted in the city of Santiago and in confidence; the appointed arbitrators and the Parties are prohibited from disclosing to third parties the terms of the arbitration and the evidence presented therein or brought to the attention of the Arbitral Tribunal by the opposing party; except to the extent that such disclosure is necessary in connection with legal actions or proceedings requested or initiated by the Parties or constitutes a legal requirement. No appeal shall lie against the final award of the Arbitral Tribunal, except for a motion to set aside the award, an appeal on points of law based on ultra petita or lack of jurisdiction, and a motion for clarification, rectification, or amendment. Against all other Signature Version 103 decisions, an appeal for revision. The existence of a dispute or controversy regarding the performance or non-performance of the Contract shall not authorize the Parties to unilaterally suspend the performance of their reciprocal obligations, without prejudice to the provisions of the Arbitral Tribunal. In the event that the term for the Arbitral Tribunal to exercise its jurisdiction expires, unless otherwise agreed by the Parties, a new Arbitral Tribunal shall be appointed in the same manner as the first, which shall continue the proceedings in the state in which they were upon the expiration of the first Arbitral Tribunal’s term, with all proceedings conducted before the first Arbitral Tribunal remaining valid and effective. In this case, the new Arbitral Tribunal to be appointed shall be composed of persons other than those who served on the tribunal that failed to fulfill its duties within the time limit. TWENTY-FIFTH: Anti-Corruption Regulations. The Parties declare and warrant that they comply with and undertake to comply with the applicable anti-corruption laws, specifically those contained in the Chilean Criminal Code regarding the crimes of bribery, unfair administration, and incompatible negotiation, among others associated with corruption; in Law Number 19,913, on money laundering and the financing of illicit conduct; and in Law Number 20,393, on the criminal liability of legal entities, and in Law Number 21,595, on economic crimes, as well as in their respective subsequent amendments, including laws prohibiting bribery, money laundering, terrorist financing, and receiving stolen goods, contained in the Signature Version 104 laws of Chile (the “Anti-Corruption Laws”). CORFO declares itself to be an agency of the Chilean State Administration, and as such, is subject to the Constitution, the laws of the Republic, and its own rules and regulations, which include CORFO’s Manual on the Prevention of Crimes by Officials, Money Laundering, and Terrorism Financing and CORFO’s Code of Ethics. The Parties shall take measures, within the scope of their respective authorities, to ensure that assets derived directly or indirectly from the Company, or those to which they have access under this Agreement, regardless of their nature, are not used for illegal purposes or as part of any crime under the Anti-Corruption Laws. It is the intention of the Parties that no payments or transfers of value be made that have the object or effect of bribery or, in general, actions or uses of assets or funds in relation to public or private entities or officials that constitute the performance of unlawful or improper acts in accordance with the Anti-Corruption Laws. The Parties declare that they have not made or promised to make, and agree not to make or promise to make, in connection with this Agreement, any payment or transfer of anything of value, directly or indirectly, if such payment or transfer violates the laws of the country in which it is made or the Anti-Corruption Laws: (i) to any person working for the State, a government, a public entity (including employees of corporations owned or controlled by the State), or an international public organization; (ii) to any political party, political party official, or candidate; (iii) to an intermediary for the purpose of having the intermediary pay any of the foregoing; (iv) to any officer, director, employee, or representative of any actual or potential client of the Company and its

Signature Version 105 Related Parties; (v) to any officer, director, or employee of the Company or any of its Related Parties; or (vi) to any other person or entity. No representative, employee, contractor, or consultant of the Parties shall be authorized under any circumstances, nor upon the instruction of the Company, CODELCO, or the Private Shareholder, or their employees or representatives, to engage in any of the activities prohibited by the Anti - Corruption Laws, the CORFO Manual on the Prevention of Official Crimes, CORFO’s Anti-Money Laundering and Counter-Terrorist Financing Manual, or any other applicable instrument or law, not even under the pretext of complying with the Company’s instructions or providing a benefit to the Company.The Parties shall prepare and maintain accurate accounting books and records related to payments made in connection with this Agreement. The Parties shall develop and maintain a system of internal accounting controls sufficient to comply with accounting requirements and the laws of Chile, including the Anti-Corruption Laws. Each Party shall promptly notify the other in writing if, at any time, any of the representations made in this Clause changes or if it becomes aware of a situation that may result in a violation of this Clause. The Company shall maintain and update a crime prevention model, including traceability and reporting channels, in accordance with the requirements of current legislation on the matter. Likewise, CORFO shall provide a reporting channel for the same purpose, established in the “System for the Prevention of Employee Crimes, Money Laundering, and Terrorist Financing,” via the email address [***]. CORFO Signature Version 106 shall promptly inform the Atacameño indigenous organizations of any changes to its reporting channels. TWENTY-SIXTH: Cooperation of CORFO with the Company . CORFO shall cooperate in good faith with the Company’s efforts to fulfill the purpose of the Contract, the Project Contract, and for the development of the Project. Without limiting the generality of the foregoing, CORFO shall provide, where applicable, those documents reasonably requested by the Company, and, in accordance with the principle of collaboration and coordination among public agencies, and always within the scope of its authority, shall carry out the necessary procedures before government agencies in relation to this Agreement, the Project Agreement, and the Project. The Company acknowledges and agrees that, unless otherwise provided by applicable law, neither CORFO nor its Representatives shall have any liability or obligation under this Clause, nor shall CORFO or its Representatives be obligated to or required to fulfill any of the Company’s obligations under this Agreement, the Project Agreement, or the RCAs. TWENTY-SEVENTH: CORFO Board Resolution. CORFO hereby states that it enters into this Agreement pursuant to the provisions of Resolution No. 3,194, dated September 15, 2025. TWENTY-EIGHTH: Authority of the Bearer and Authority to Rectify. The Parties authorize the bearer of a certified copy of this Contract to request Signature Version 107 and obtain the registrations, sub-registrations, annotations, and cancellations that may be required in the relevant Registers of the respective Registrars. Notwithstanding the foregoing, the Parties grant power of attorney to Ms. Naya Flores Araya, Ms. Pamela Bórquez Astudillo, and Mr. Javier Valladares Ljubetic to that any one of them, together with any one of Messrs. Rafael Vergara Gutiérrez and Cristián Eyzaguirre Court, and for the purpose of obtaining the corresponding registrations, to sign on behalf of their principals the public or private instruments required to specify, clarify, rectify, or supplement this deed, including matters related to the identification and specification of the Properties or their titles, and to clarify, rectify or add information, background details, or citations from deeds, registrations, or any other documents related thereto, and may execute one or more drafts in accordance with the provisions of the regulations of the relevant registry. TWENTY-NINTH: Notices. Unless a written notice specifying a different address is provided, any notice regarding the Contract and the Project Contract Project Agreement shall be deemed duly given if delivered in person or by certified mail or by email addressed to: (a) By the Company, Mr. Rolando Alfredo Kukenshoner Aeschlimann, email [***], at the address located at 1270 Huérfanos Street, Santiago, with a copy to Ms. Macarena Vargas Losada, email [***], at the address located at 1270 Huérfanos Street, Santiago; and (b) By CORFO, the Executive Vice President of CORFO at the address located at 921 Moneda Street, 8th floor, Santiago, with a copy Signature Version 108 to Pamela Bórquez Astudillo, email [***], and Leonardo Valenzuela Valencia, email [***], both at the address located at 921 Moneda Street, 8th floor, Santiago. Notice sent via a public or private courier service, with certification and delivery guarantee, shall be deemed to have been given on the day duly certified by said company. THIRTIETH: Representations and Warranties. Each Party to this Agreement represents and warrants to the other with respect to itself that: (a) It is an entity duly incorporated and existing under the laws of its jurisdiction of incorporation and has full right, power, and authority to enter into and perform its obligations under the Agreements; that the execution, execution, and performance of the Agreements have been validly authorized; and that the obligations contained in the Agreements are legally valid and enforceable in accordance with their terms. (b) The Company’s performance of this Agreement and the other documents supplementing it, and the fulfillment of the obligations set forth therein, do not conflict with or violate, and do not breach or infringe upon, any statute, regulation, judgment, order, decree, contract, mortgage, agreement, concession, or mining right, trust deed, deed, or other instrument to which it is a party or by which any of its properties or assets are encumbered, and does not result in the creation or imposition of any lien, charge, claim, or pledge on its properties or assets. (c) All of the foregoing representations and warranties are deemed material, essential, and determinative for the execution of this Agreement, and the rights of the respective Parties to the Agreements with respect to such representations and warranties shall survive the execution and delivery of this Agreement

Signature Version 109 and the performance of all or any part of its provisions. (d) The Company shall use its best efforts to propose advance rulings to the Internal Revenue Service regarding the determination of the price of the lithium products it markets, under the terms of Article 41E, paragraph 7, of the Income Tax Law contained in Article 1 of Decree-Law No. 824 of 1974. THIRTY-FIRST: Governing Law. This Agreement shall be governed by Chilean law. THIRTY-SECOND: Expenses. All notary fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Company. THIRTY-THIRD: Interpretation. In this Agreement, unless the context requires otherwise, the following shall apply: (a) headings are for convenience only and shall not affect the interpretation of this Agreement; (b) unless otherwise specified, capitalized terms used in this Agreement that are not defined in Clause Three (Definitions) or in another provision of this Agreement shall have the meaning assigned to them in the Project Agreement; (c) unless otherwise specified, references to “Clauses,” “Sections,” and “Annexes” constitute references to the clauses, sections, and annexes of this Agreement; (d) each and every Annex forms part of this Agreement for all legal and contractual purposes, and is filed together with this deed under number one hundred sixty-eight; (e) the term “days” means calendar days; notwithstanding the foregoing, if a deadline falls on a Signature Version 110 Saturday, Sunday, or holiday, the deadline shall be extended to the immediately following business day, and the term “Business Days” has the meaning set forth in Clause Three (Definitions); (f) references to any Party or government entity named in this Agreement shall include its successors or authorized assignees; (g) a reference to the plural shall have the same meaning as the singular as previously defined, and vice versa; (h) a reference to any document or agreement, including this Agreement, shall be deemed to include references to such document or agreement, as amended, supplemented, or replaced from time to time, provided that such amendment, supplement, or replacement is specifically authorized by this Agreement in accordance with its terms, and, as applicable, subject to compliance with the requirements contained therein; ( i) in numerical expressions and amounts of money, a period is used to separate the thousands, and a comma to indicate decimals; ( j) with respect to values or indices used in this Agreement: (i) If at any time up to the Termination Date any index used in this Agreement ceases to be published and is not replaced in accordance with the provisions of this Agreement, the Parties, acting in good faith, shall agree on a mechanism to replace it, applying parameters equivalent to those considered in the original indices; and (ii) if any index or value is published with an error, and such error is corrected within the following twelve months, then the Parties shall correct the value or index and proceed with the corresponding recalculations; and (k) the conversion of the various products of the dispute shall be governed by the equivalence factors set forth in Annex Eight. Signature Version 111 THIRTY-FOURTH: Nature of the Company. The Parties acknowledge that the Company, as a Subsidiary of CODELCO, shall be subject to the corporate regime and oversight system applicable to CODELCO. Therefore, the Company shall be under the supervision of the Chilean Copper Commission (Cochilco) and, pursuant to the Collaboration Agreement dated December 2, 2022, signed between CODELCO and the Comptroller General of the Republic, it may also be subject to audit by that agency in the exercise of its oversight functions. FIRST TRANSITIONAL PROVISION: OMA Mining Concessions. CORFO owns the twenty-eight thousand fifty-four OMA Mining Concessions listed below, each covering an area of five hectares, located in the Salar de Atacama, municipality of San Pedro de Atacama, Antofagasta Region: OMA Mining Concessions two thousand four hundred fifty-six through two thousand five hundred ten. OMA Mining Concessions 2,831 to 2,895. OMA Mining Concessions 3,206 to 3,280. OMA Mining Concessions 3,581 to 3,680. OMA Mining Concessions 3,951 to 4,180. OMA Mining Concessions 4,331 to 4,560. OMA Mining Concessions 4,701 to 4,940. OMA Mining Concessions 5,081 to 5,320. OMA Mining Concessions 5,441 to 5,700. OMA Mining Concessions 5,821 to 6,080. OMA Mining Concessions 6,191 to 6,460. OMA Mining Concessions 6,571 to 6,840. OMA Mining Concessions 6,941 to 7,220. OMA Mining Concessions 7,321 to 7,590. OMA Mining Concessions 7,691 to 7,960. OMA Mining Concessions 8,071 Signature Version 112 to 8,330. OMA Mining Concessions 8,441 to 8,650. OMA Mining Concessions 8,671 to 8,705. OMA Mining Concessions 8,821 to 9,030. OMA Mining Concessions 9,051 to 9,080. OMA Mining Concessions 9,191 to 9,400. OMA Mining Concessions 9,431 to 9,455. OMA Mining Concessions nine thousand five hundred seventy-one to nine thousand seven hundred eighty. OMA Mining Concessions 9,811 to 9,835. OMA Mining Concessions 9,941 to 10,150. OMA Mining Concessions 10,321 to 10,520. OMA Mining Concessions 10,691 to 10,900. OMA Mining Concessions 11,071 to 11,280. OMA Mining Concessions 11,441 to 11,650. OMA Mining Concessions 11,821 to 12,030. OMA Mining Concessions 12,191 to 12,400. OMA Mining Concessions 12,571 to 12,780. OMA Mining Concessions 13,151 to 13,470. OMA Mining Concessions 13,851 to 14,170. OMA Mining Concessions 14,551 to 14,860. OMA Mining Concessions 15,251 to 15,560. OMA Mining Concessions 15,951 to 16,260. OMA Mining Concessions 16,651 to 16,960. OMA Mining Concessions 17,351 to 17,660. OMA Mining Concessions 18,051 to 18,360, OMA Mining Concessions eighteen thousand seven hundred fifty-one to nineteen thousand sixty. OMA Mining Concessions nineteen thousand four hundred fifty-one to nineteen thousand seven hundred sixty. OMA Mining Concessions twenty thousand one hundred fifty-one to twenty thousand four hundred sixty. OMA Mining Concessions twenty thousand eight hundred fifty-one one to twenty- one thousand one hundred sixty. OMA Mining Concessions twenty-one thousand five hundred fifty-one to twenty-one thousand eight hundred sixty. OMA Mining Concessions twenty-two thousand two hundred fifty-one to

Signature Version 113 twenty-two thousand five hundred sixty. OMA Mining Concessions twenty- two thousand nine hundred fifty-one to twenty-three thousand two hundred sixty. OMA Mining Concessions twenty-three thousand six hundred fifty-one to twenty-three thousand nine hundred sixty. OMA Mining Concessions thirty thousand four hundred eleven to thirty thousand four hundred twenty. OMA Mining Concessions twenty-four thousand three hundred fifty-one to twenty-four thousand six hundred fifty. OMA Mining Concessions twenty- five thousand fifty-one to twenty-five thousand three hundred fifty. OMA Mining Concessions twenty-five thousand seventy-one to twenty-six thousand fifty. OMA Mining Concessions twenty-six thousand four hundred fifty-one to twenty-six thousand seven hundred fifty. OMA Mining Concessions twenty-seven thousand one hundred fifty-one to twenty-seven thousand four hundred fifty. OMA Mining Concessions twenty-seven thousand eight hundred fifty-one to twenty-eight thousand one hundred fifty. OMA Mining Concessions twenty-eight thousand five hundred fifty-one to twenty-eight thousand eight hundred fifty. OMA Mining Concessions twenty- nine thousand two hundred fifty-one to twenty-nine thousand five hundred fifty. OMA Mining Concessions twenty-nine thousand nine hundred fifty-one to thirty thousand two hundred fifty. OMA Mining Concessions thirty thousand six hundred fifty-one to thirty thousand nine hundred fifty. OMA Mining Concessions thirty-one thousand one hundred eleven to thirty-one thousand one hundred twenty. OMA Mining Concessions thirty-one thousand three hundred fifty-one to thirty-one thousand six hundred fifty. OMA Mining Concessions thirty-one thousand eight hundred eleven to Signature Version 114 thirty-one thousand eight hundred twenty. OMA Mining Concessions thirty- two thousand fifty-one to thirty-two thousand three hundred fifty. OMA Mining Concessions thirty-two thousand five hundred eleven to thirty-two thousand five hundred twenty. OMA Mining Concessions thirty-two thousand seven hundred to thirty-three thousand fifty. OMA Mining Concessions thirty-three thousand two hundred one to thirty-three thousand two hundred twenty. OMA Mining Concessions thirty-three thousand four hundred fifty-one to thirty-three thousand seven hundred fifty. OMA Mining Concessions thirty-three thousand nine hundred one to thirty-three thousand nine hundred twenty. OMA Mining Concessions 34,151 to 34,450. OMA Mining Concessions 34,591 to 34,620. OMA Mining Concessions 34,921 to 35,220. OMA Mining Concessions 35,361 to 35,390. OMA Mining Concessions thirty-five thousand six hundred ninety-one to thirty-five thousand nine hundred ninety. OMA Mining Concessions thirty-six thousand one hundred twenty-one to thirty-six thousand one hundred sixty. OMA Mining Concessions thirty-six thousand four hundred sixty-one to thirty-six thousand seven hundred sixty. OMA Mining Concessions thirty-six thousand eight hundred ninety-one to thirty-six thousand nine hundred thirty. OMA Mining Concessions thirty-seven thousand two hundred thirty- one to thirty-seven thousand five hundred thirty. OMA Mining Concessions thirty-seven thousand six hundred sixty-one to thirty-seven thousand seven hundred. OMA Mining Concessions 38,001 to 38,300. OMA Mining Concessions thirty-eight thousand four hundred thirty-one to thirty-eight thousand four hundred seventy. OMA Mining Concessions thirty-eight Signature Version 115 thousand seven hundred seventy-one to thirty-nine thousand seventy. OMA Mining Concessions thirty-nine thousand one hundred ninety-one to thirty- nine thousand two hundred forty. OMA Mining Concessions thirty -nine thousand five hundred forty-one to thirty-nine thousand eight hundred forty. OMA Mining Concessions thirty-nine thousand nine hundred sixty-one to forty thousand and ten. OMA Mining Concessions forty thousand three hundred eleven to forty thousand six hundred ten. OMA Mining Concessions forty thousand seven hundred twenty-one to forty thousand seven hundred eighty. OMA Mining Concessions forty-one thousand eighty-one to forty- one thousand three hundred eight. OMA Mining Concessions forty-one thousand four hundred ninety-one to forty-one thousand five hundred fifty. OMA Mining Concessions forty-one thousand eight hundred fifty-one to forty-two thousand one hundred fifty. OMA Mining Concessions forty-two thousand two hundred fifty-one to forty-two thousand two hundred ninety. OMA forty-two thousand five hundred fifty-one to forty-two thousand eight hundred fifty. OMA Mining Concessions forty-two thousand nine hundred fifty-one to forty-two thousand nine hundred ninety. OMA Mining Concessions forty-three thousand two hundred fifty-one to forty-three thousand five hundred fifty. OMA Mining Concessions 43,611 to 43,690. OMA Mining Concessions 43,951 to 44,250. OMA Mining Concessions forty-four thousand three hundred eleven to forty-four thousand three hundred ninety. OMA Mining Concessions forty-four thousand six hundred fifty-one to forty-four thousand nine hundred fifty. OMA Mining Concessions forty-five thousand eleven to forty-five thousand ninety. OMA Mining Signature Version 116 Concessions forty-five thousand three hundred fifty-one to forty-five thousand six hundred fifty. OMA Mining Concessions forty-five thousand seven hundred eleven to forty-five thousand seven hundred eighty. OMA Mining Concessions forty-six thousand fifty-one to forty-six thousand three hundred sixty. OMA Mining Concessions forty-six thousand four hundred one to forty-six thousand four hundred eighty. OMA Mining Concessions forty-six thousand seven hundred fifty-one to forty-seven thousand sixty. OMA Mining Concessions forty-seven thousand one hundred one to forty- seven thousand one hundred seventy. OMA Mining Concessions forty- seven thousand four hundred fifty-one to forty-seven thousand eight hundred seventy. OMA Mining Concessions forty-eight thousand one hundred fifty-one to forty-eight thousand five hundred sixty. OMA Mining Concessions forty-eight thousand eight hundred fifty-one to forty-nine thousand two hundred sixty. OMA Mining Concessions forty-nine thousand five hundred fifty-one to forty-nine thousand nine hundred fifty. OMA Mining Concessions fifty thousand two hundred fifty-one to fifty thousand six hundred fifty. OMA Mining Concessions fifty thousand nine hundred fifty- one to fifty-one thousand three hundred forty. OMA Mining Concessions fifty-one thousand six hundred fifty-one to fifty-two thousand forty. OMA Mining Concessions fifty-two thousand three hundred fifty-one to fifty-two thousand seven hundred thirty. OMA Mining Concessions fifty-three thousand fifty-one to fifty-three thousand four hundred thirty. OMA Mining Concessions fifty-three and thirty-one thousand seven hundred fifty-one to fifty-four thousand one hundred twenty. OMA Mining Concessions fifty-four

Signature Version 117 thousand four hundred fifty-one to fifty-four thousand eight hundred twenty. OMA Mining Concessions fifty-five thousand one hundred fifty-one to fifty- five thousand five hundred fifteen. OMA Mining Concessions 55,851 to 56,215. OMA Mining Concessions fifty-six thousand five hundred fifty-one to fifty-six thousand seven hundred seventy. OMA Mining Concessions fifty- nine thousand three hundred ninety-one to fifty-nine thousand four hundred sixty. OMA Mining Concessions fifty-six thousand eight hundred one to fifty- six thousand nine hundred fifteen. OMA Mining Concessions fifty -seven thousand two hundred fifty-one to fifty-seven thousand four hundred seventy. OMA Mining Concessions fifty-seven thousand five hundred thirty- one to fifty-seven thousand six hundred and ten. OMA Mining Concessions fifty-seven thousand nine hundred fifty-one to fifty-seven thousand nine hundred fifty-nine. OMA Mining Concessions fifty-seven thousand nine hundred seventy-four to fifty-eight thousand one hundred seventy. OMA Mining Concessions fifty-eight thousand two hundred forty-one to fifty-eight thousand three hundred and ten. OMA Mining Concessions fifty-eight thousand six hundred fifty-one to fifty-eight thousand six hundred fifty-nine. OMA Mining Concessions fifty-eight thousand six hundred ninety-two to fifty-eight thousand eight hundred sixty. OMA Mining Concessions fifty - eight thousand nine hundred fifty-one to fifty-nine thousand. OMA Mining Concessions fifty-nine thousand four hundred seventy-six to fifty-nine thousand five hundred sixty. OMA Mining Concessions fifty-nine thousand six hundred fifty-one to fifty-nine thousand seven hundred. The OMA Mining Concessions are registered on page four hundred eight, number eleven of Signature Version 118 the Mining Property Registry of the Mining Registrar of El Loa for the year one thousand nine hundred seventy-seven; re-registered on page nine hundred twenty-six, number two hundred forty-eight of the Mining Property Registry of the Mining Registrar of Calama, corresponding to the year 2016. SECOND TRANSITIONAL PROVISION: Sal and Salar Mining Concessions. CORFO owns the mining concessions, each covering five hectares, located in the commune of San Pedro de Atacama, El Loa Province, Antofagasta Region, Republic of Chile, which are owned by CORFO and registered in its name, as detailed below: (i) Sal One, lots 1 through 20, registered on pages 1,872, number 384, of the Property Registry of the Calama Mining Registrar for the year 2012; (ii) Sal Two, lots 1 through 10, registered on page 1,873, number 385, of the Property Registry of the Calama Mining Registrar for the year 2012; (iii) First Salar, lots 1 through 5, registered on page 1,862, entry number 374, of the Property Registry of the Calama Mining Registrar for the year 2012; (iv) Second Salar, lots 1 through 5, registered on page 1,863, entry number 375, of the Property Registry of the Calama Mining Registrar for the year two thousand twelve; (v) Third Salar, lots 1 through 25, registered on page 1,864 entry number 376, of the Property Registry of the Calama Mining Registrar for the year 2012; (vi) Fourth Salar, lots 1 through 25, registered on page 1,865, entry number 377, of the Property Registry of the Calama Mining Registrar for the year 2012; (vii) Fifth Salar, lots 1 through 25, registered on page 1,866, number 378, of the Property Registry of the Calama Mining Registrar for the year 2012; (viii) Signature Version 119 Sixth Salar, lots 1 through 25, registered on pages 1,867 number 379, of the Property Registry of the Calama Mining Registrar for the year 2012; (ix) Seventh Salar, lots 1 through 25, registered on pages 1,868, number 380, of the Property Registry of the Calama Mining Registrar for the year 2012; (x) Eighth Salar, lots 1 through 25, registered on pages 1,869, number 381, of the Property Registry of the Calama Mining Registrar for the year 2012; (xi) Ninth Salar, lots 1 through 25, registered on page 1,870, entry number 382, of the Mining Property Registry of the Calama Mining Registrar for the year 2012; and (xii) Tenth Salar, lots 1 through 10, registered on page 1,871, entry number 383, of the Property Registry of the Calama Mining Registrar for the year 2012. THIRD TRANSITIONAL PROVISION: Rigo Concessions. The Rigo Concessions numbered one through three thousand six hundred sixty, each measuring five hectares, located in the municipality of San Pedro de Atacama, province of El Loa, Antofagasta Region, Republic of Chile, are registered on pages 651, number 125, and on pages 48, number 9, of the Mining Property Registry of the Mining Registrar of El Loa-Calama, corresponding, respectively, to the years 1993 and 1994, in the name of SQM Salar SpA. The foregoing, by virtue of a contribution by CORFO to SQM Salar S.A. (now SQM Salar SpA), by a public deed of amendment thereto executed on November 12, 1993, before the Notary Public of Santiago, Mr. Juan Ricardo San Martin Urrejola. Signature Version 120 FOURTH TRANSITIONAL PROVISION: Real Estate. Four.One. The properties comprising Lot A, Lot M, Lot J, Lot F, Lot H, and Lot L, all of which are located within a larger parcel of land in the municipality of San Pedro de Atacama, are registered from pages six thousand eight hundred forty-five, number two thousand four hundred twenty-five, through number two thousand four hundred thirty, all in the Property Registry of the Real Estate Registrar of El Loa-Calama, corresponding to the year two thousand four, in the name of SQM Salar SpA. They were acquired through an exchange entered into by SQM Salar S.A. (now SQM Salar SpA) with the Chilean Treasury, and authorized by CORFO, pursuant to a public deed executed on November 19, 2004, before the Notary Public of Antofagasta, Mr. Julio Abasolo Aravena. The respective boundaries, appraisal records, and areas of the lots are: (a) Lot A of Plan No. II-3-6, 10 7 C.R., registered with the Internal Revenue Service under No. 3,761-6, with an area of sixteen thousand nine hundred seventy-three point six thousand two hundred fifty- four hectares and whose boundaries are: NORTH: with vacant government - owned land, in a straight line of nine thousand nine hundred forty-eight point ninety-one meters; EAST: with vacant government-owned land, in a broken line consisting of nine segments, whose lengths are 2,485.80 meters, 2,347.23 meters, 2,397.72 meters, 2,225.47 meters, 5,364.40 meters, 2,742.43 meters, 2,035.61 meters, 1,384.67 meters, and 2,500 meters, respectively; SOUTH: bordering vacant government-owned land, in a broken line consisting of seven segments, whose lengths are five thousand three hundred meters, one thousand nine hundred eighty-two point ten meters,

Signature Version 121 one thousand meters, one thousand nine hundred eighty-two point ten meters, six hundred meters, six hundred ninety-five point thirty-five meters, and six thousand four hundred thirteen point ninety-seven meters, respectively; and, WEST: with vacant government-owned land in a broken line consisting of six sections, whose lengths are 1,733.88 meters, 4,572.57 meters, 5,665 meters, 634.15 meters, 4,428.87 meters, and 6,490.60 meters, respectively. The property owned by SQM Salar SpA located within Lot A is excluded and is described as follows: located in the Southwest sector of the San Pedro de Salar de Atacama, with the following boundaries : North: section V-24 to V-25, measuring 6,250 meters; EAST: Line V twenty- five dash V twenty-six, seven thousand seven hundred fifty meters; SOUTH: Line V twenty-six dash V twenty-seven of five thousand six hundred forty- three point seventeen meters; and WEST: Lines V twenty-seven dash V twenty-eight of three thousand two hundred fifty meters; V twenty-eight dash V twenty-nine of six hundred six point eighty-three meters; and V twenty- nine dash V twenty-four of four thousand five meters; (b) Lot M of Plan No. II-3-6,108 C.R., registered with the Internal Revenue Service under number 3,761-17, with an area of 26.191165 hectares and whose boundaries are: NORTH: vacant government-owned land, in five segments whose description and lengths are: P fifty-four hyphen P fifty-five of one hundred eight point thirty meters; P fifty-six hyphen P fifty-seven of two hundred fifty- one point eighty-four meters; P fifty-eight hyphen P fifty-nine of three hundred sixty-four point zero nine meters; P sixty hyphen P sixty-one of three hundred ninety-two meters; and P forty-eight hyphen P forty-nine of Signature Version 122 one hundred fifty meters; EAST: with vacant government-owned land, in three sections whose description and lengths are: P forty-nine hyphen P fifty of two hundred forty-seven point seventy-six meters; P fifty-one hyphen P fifty-two of four hundred twenty-eight point forty-two meters; and P fifty-three hyphen P twenty-two thousand point twenty-four meters; SOUTH: with vacant government-owned land, in three sections whose description and lengths are: P fifty hyphen P fifty-one five hundred ten point fifty-three meters; P fifty-two hyphen P fifty-three six hundred five point seventy-one meters and, P twenty-two hyphen P twenty-one of one hundred fifty meters; and WEST: with vacant government-owned land , in five sections, the descriptions and lengths of which are: P twenty-one hyphen P fifty-four of fifty-nine point eighty-six meters; P fifty-five hyphen P fifty-six of nine hundred sixty-five meters; P fifty-seven hyphen P fifty-eight of three hundred sixty-two point zero two meters; P fifty-nine hyphen P sixty of eighty-three point twelve meters; and P sixty-one dash P forty-eight by two hundred six point fifty-two meters; (c) Lot J of Plan No. II-3-6,109 C.R., registered with the Internal Revenue Service under 3,761-18, with an area of 14.378 hectares, and whose boundaries are: NORTH: vacant government-owned land, in seven sections whose descriptions and lengths are: P twenty-one hyphen P twenty-two of one hundred fifty meters; P twenty-four hyphen P twenty-five of ninety-two point twenty-one meters; P twenty-eight hyphen P twenty-nine of thirty-two point eighteen meters; P thirty-two hyphen P thirty- three of forty-four point fifty-six meters; P thirty-six dash P thirty-seven, seventy-five point thirty-five meters; P forty dash P forty-one, eighty-six point Signature Version 123 twelve meters; and P forty-four dash P forty-five, twenty point sixty-four meters; EAST: with vacant public land, in seven sections whose description and lengths are: P twenty-two hyphen P twenty-three by fifty-six point twenty-one meters; P twenty-three hyphen P twenty-four by five hundred thirty-eight point eighty-five meters; P twenty-five hyphen P twenty-six by one hundred fifty meters; P twenty-seven hyphen P twenty-eighteen of seven hundred fifty-seven point ninety-three meters; P twenty-nine dash P thirty of one hundred fifty meters; P thirty-one dash P thirty-two of eight hundred twenty-three point zero two meters; and P thirty-three dash P thirty- four of one hundred fifty meters; SOUTH: with vacant public land, in six sections whose description and lengths are: P twenty-six hyphen P twenty- seven of fifty-five point sixty-six meters; P thirty hyphen P thirty-one of fifty- three point thirty-nine meters; P thirty-four hyphen P thirty-five of one hundred fifty meters; P thirty-eight hyphen P thirty-nine of sixty-six point fifty- two meters; P forty-two hyphen P forty-three of sixty-two point sixty-four meters; and P forty-six hyphen P forty-seven of one hundred thirty-seven point seventy-one meters; and, WEST: with vacant public lands, in seven sections whose description and lengths are: P thirty-five hyphen P thirty-six of one hundred fifty meters; P thirty-seven hyphen P thirty-eight of eight hundred twenty-three point zero two meters; P thirty-nine hyphen P forty of one hundred fifty meters; P forty-one hyphen P forty-two of seven hundred fifty-seven point ninety-three meters; P forty-three dash P forty-four of one hundred fifty meters; P forty-five dash P forty-six of four hundred ninety-six point seventy-one meters; and P forty-seven dash P twenty-one of ninety Signature Version 124 point fourteen meters; (d) Lot F of Plan number II-3-6110 C.R., registered with the Internal Revenue Service under number three thousand seven hundred sixty-one, hyphen eleven, with an area of and whose boundaries are: NORTH: with vacant government-owned land, in a straight line of two hundred meters, connecting points P thirteen, hyphen P fourteen; EAST: with vacant government-owned land, in a straight line of two hundred meters, connecting points P-14 and P-15; SOUTH: with vacant government- owned land, in a straight line of two hundred meters, connecting points P- 15 and P-16; and WEST: with vacant government-owned land, in a straight line of two hundred meters, connecting points P sixteen dash P thirteen; (e) Lot H of Plan No. II-3-6,111C.R., registered with the Internal Revenue Service under No.3,761-13, with an area of four hectares, and whose boundaries are: NORTH: with vacant government-owned land, in a straight line of two hundred meters, connecting points P nine hyphen P ten; EAST: with vacant government-owned land, in a straight line of two hundred meters, connecting points P ten hyphen P eleven; SOUTH: with vacant government-owned land, in a straight line of two hundred meters, connecting points P eleven hyphen P twelve; and WEST: with vacant government- owned land, in a straight line of two hundred meters, connecting points P twelve hyphen P nine; and (f) Lot L of Plan No. II-3-6,112 C.R., registered with the Internal Revenue Service under number 3,761-16, with an area of four hectares and whose boundaries are: NORTH: with vacant government - owned land, in a straight line of two hundred meters, connecting points P-1 and P-2; EAST: with vacant government-owned land, in a straight line of two

Signature Version 125 hundred meters, connecting points P-2 and P-3; SOUTH: vacant government-owned land, in a straight line of two hundred meters, connecting points P-3 and P-4; and WEST: vacant government-owned land, in a straight line of two hundred meters, connecting points P-0 and P-1. The aforementioned properties shall be registered in the name of CORFO, in accordance with the provisions of Transitory Clause Seven (Restitution for Fulfillment of a Resolutory Condition and Lifting of Prohibitions). Fourth.Two. Property consisting of Lots E – F – G, and H, with a total area of four thousand six hundred fifty-six hectares, seventy-three ares, identified on Plan No. II-3-3.788, registered on page 707, number 639 of the Property Registry of the El Loa-Calama Real Estate Registrar, corresponding to the year 1997, in the name of SQM Salar SpA. They were contributed by CORFO to SQM Salar S.A. (now SQM Salar SpA), as recorded in the minutes of the first extraordinary general meeting of Minsal shareholders, which were reduced to a public deed dated December 20, 1995, before the Notary Public of Santiago, Mr. Juan Ricardo San Martín Urrejola. The specific boundaries are as follows (a) Lot “E” – POLYGON “V” TEN HYPHEN V ELEVEN HYPHEN V TWELVE HYPHEN V THIRTEEN HYPHEN V FOURTEEN HYPHEN V FIFTEEN HYPHEN V TEN” four thousand six hundred forty -six hectares fifty-three ares NORTH: government-owned land, map II hyphen three hyphen three point two nine seven C.R., separated by an imaginary straight line “V FIFTEEN hyphen V TEN”, measuring six thousand two hundred fifty meters; EAST: government-owned land, map II hyphen three point three point two nine seven C.R., separated by an imaginary straight Signature Version 126 line “V TEN hyphen V ELEVEN”, measuring seven thousand seven hundred fifty meters; SOUTH: public lands, Plan II-3.3.2.97 C.R., separated by an imaginary straight line “V ELEVEN-V TWELVE”, measuring five thousand six hundred forty-three point seventeen meters; and WEST: public lands, Plan II-3.3.2.97 C.R., separated by an imaginary broken line “V TWELVE hyphen V THIRTEEN hyphen V FOURTEEN hyphen V FIFTEEN,” measuring three thousand two hundred fifty meters; six hundred six point eighty-three meters and four thousand five hundred meters, respectively. (b) LOT “F”, area three hectares seventy-six ares: The land corresponds to a strip ten meters wide by three thousand two hundred fifty-one point twenty meters long, connecting lot “E” with lot “G” between the vertices “V dash SIXTEEN dash V SEVENTEEN dash V TWENTY-NINE” and bounded by: NORTH: part of lot “E,” at vertex “V SIXTEEN,” separated by an imaginary straight line ten meters wide; EAST: public lands, plan II-3-3.297 C.R., separated by an imaginary broken line between vertices “V dash SIXTEEN dash V SEVENTEEN dash V TWENTY-NINE,” measuring five hundred meters and three thousand two hundred fifty-one point twenty meters, respectively; SOUTH: lot “G” at vertex “V TWENTY-NINE” , separated by an imaginary straight line of ten point twenty meters; and WEST: government-owned land, Plan II-3.3297 C.R., separated by an imaginary broken line between the vertices “V TWENTY-NINE hyphen V SEVENTEEN hyphen V SIXTEEN” measuring three thousand two hundred forty-five point two meters and five hundred meters, respectively. (c) Lot “G”, area, two hectares fif ty-six ares: the land corresponds to a strip ten point twenty meters wide by two thousand Signature Version 127 five hundred fifty-six point seventeen meters long, connecting lot “F” with lot “H” between the vertices “V TWENTY-NINE dash V THIRTY” and bounded by: NORTH: lot “F”, at the vertex “V TWENTY-NINE”, separated by an imaginary straight line of ten point twenty meters; EAST: vacant government-owned land, separated by an imaginary straight line between the vertices “V TWENTY-NINE dash V THIRTY”, measuring two thousand five hundred fifty-six point seventeen meters; SOUTH: lot “H”, at the corner “V THIRTY”, separated by an imaginary straight line of ten point fifty-four meters; and WEST: vacant public land, between the corners “V THIRTY -V TWENTY-NINE”, separated by an imaginary straight line of two thousand five hundred fifty-four point eighty-one meters. (d) Lot “H,” area: three hectares eighty-eight ares: the land corresponds to a strip ten point fifty-four meters wide by three thousand eight hundred seventy-nine point twenty- seven meters long, connecting Lot “G” with government-owned land designated for the Ministry of National Defense – Undersecretariat of War, between the vertices “V THIRTY dash V EIGHTEEN” and which is bounded by: NORTH: Lot “G” at vertex “V THIRTY”, separated by an imaginary straight line of 10.54 meters; EAST: Government-owned land belonging to the Ministry of National Defense, Undersecretariat of War, between the vertices “V EIGHTEEN,” separated by an imaginary straight line of 10 meters; and WEST: Government-owned land belonging to the Ministry of National Defense, Undersecretariat of War, between the vertices “V EIGHTEEN-V THIRTY”, separated by an imaginary straight line of three thousand eight hundred seventy-nine point twenty-seven meters. The Signature Version 128 aforementioned properties shall be registered in the name of CORFO, in accordance with the provisions of Transitory Clause Seven (Restitution upon Fulfillment of the Resolutory Condition and Lifting of Prohibitions). Four.Three. The properties identified in this Clause are shown in Annex Four. FIFTH TRANSITORY CLAUSE: Limitations and Prohibitions on OMA Concessions. The Parties declare that they are fully and absolutely aware that, as of the date of execution of the Contract, the OMA Concessions are subject to the following limitations and prohibitions, as indicated in Clause Three of the SQM Lease Agreement, which shall be canceled and lifted in accordance with the provisions of Transitory Clause Seven (Restitution for Fulfillment of a Resolutory Condition and Lifting of Prohibitions): (a) Lease agreement executed between CORFO and Minsal on November 12, 1993, by public deed executed before the Notary Public of Santiago, Mr. Juan Ricardo San Martín Urrejola, the consolidated and amended text corresponds to the content of the deed dated January 17, 2018, cited above, registered respectively on page 239, number 127, of the Mortgage and Encumbrances Registry for the year 1993, and on page 53, number 11, of the Mortgage and Encumbrances Registry for the year 2018, both of the Registrar of Mines of Calama. (b) Prohibition registered on page 114, number 85, of the Prohibitions Registry of the Conservator of Mines of Calama for the year 1993, whereby CORFO shall not carry out or permit exploration, exploitation, or mining work, aquifer-related, or industrial of any

Signature Version 129 type or class, either by itself or through third parties, on the OMA mining concessions leased to SQM Salar SpA. (c) Prohibition registered on page 116, entry number 86, of the Register of Prohibitions of the Mining Registrar of Calama for the year 1993, whereby CORFO undertook not to carry out or permit exploration, exploitation, or of any type or class, either by itself or through third parties, on all 1,370 OMA mining concessions owned by it, as referred to in Annex One of the SQM Lease Agreement and in the attached map number two, appended as number four at the end of the aforementioned Register of Prohibitions. SIXTH TRANSITIONAL PROVISION: Termination Condition. The Parties declare that they are fully and absolutely aware that, in accordance with the provisions of Section Six.One of Clause Six of the SQM Project Agreement, the Rigo Holdings, Lots A, M, J, F, H, and L, and Lots E – F – G, and H (hereinafter referred to as the “Properties Subject to Restitution”), together with the relevant studies provided by CORFO to SQM Salar S.A. (now SQM Salar SpA), by public deed of incorporation of the Company, executed on January 31, 1986, before the Notary Public of Santiago, Mr. Sergio Rodríguez Garcés) are registered, as of the date of this Agreement, in the name of SQM Salar SpA, subject to the condition subsequent that the SQM Project Agreement and the SQM Lease Agreement remain in force, such that if, for any cause or reason, the termination of the aforementioned contracts occurs, whether early or not, or the dissolution or termination of SQM Salar SpA, the Assets Subject to Restitution shall automatically, free Signature Version 130 of charge, and by operation of law revert to the ownership of CORFO, free of any encumbrance, prohibition, or litigation. SEVENTH TRANSITIONAL PROVISION: Restitution Upon Fulfillment of the Resolutory Condition and Lifting of Prohibitions. Seventh.One. CORFO is a conditional creditor of the right of ownership of the Rigo Concessions, of Lots A, M, J, F, H, and L, and of Lots E–F–G and H, which shall revert free of charge and by operation of law to the ownership of CORFO, as indicated in the Sixth Transitory Clause (Resolutory Condition). Upon the expiration of the SQM Project Contract and the SQM Lease Agreement, or the dissolution or termination of SQM Salar, the latter shall return to CORFO the assets leased and the Assets Subject to Restitution. Accordingly, once the aforementioned expiration or dissolution has been verified, as applicable, the Executive Vice President of CORFO shall execute a public deed declaring that the expiration or dissolution, as applicable, has indeed occurred, which shall be submitted to the Real Estate Registrar or the Mining Registrar, as applicable, so that the latter may proceed to re-register the Rigo Concessions, Lots A, M, J, F, H, and L, and Lots E, F, G, and H in the name of CORFO . Seventh.Two. Once the SQM Lease Agreement and the SQM Project Agreement have expired and the lease and the prohibitions contained in this Agreement have been registered, the individual registration referred to in subsection (a) of Transitory Clause Five shall be canceled, and the prohibitions specified in subparagraphs (b) and (c) of the same Clause shall be lifted. Signature Version 131 EIGHTH TRANSITORY CLAUSE: Purchase Options under SQM Contracts. Eighth.One. Provided that the SQM Lease Agreement and the SQM Project Agreement are in effect as of July 1, 2030, CORFO shall, as of that date, be prohibited from exercising, assigning, or transferring the options and acquisition rights set forth in Section Ten.One. of the SQM Lease Agreement and in Section Thirteen.One. of the SQM Project Agreement, and, during the period from July 1 through December 30, 2030, must waive the exercise of the options granted to it under Sections Ten.One.(b), Ten.One.(d), Ten.One.(e), and Ten.One.(g), and the right established in Section Ten.One.(h), all of the SQM Lease Agreement , and the options granted to it in Sections Thirteen.One.(b), Thirteen.One.(d), Thirteen.One.(e) and Thirteen.One. (g), and to the right established in Section Thirteen.One. (h), all of the SQM Project Agreement. Eight.Two. In the event that the SQM Agreements have been terminated early, but such termination has not prevented this Agreement from taking effect as provided in Clause Twenty, CORFO shall transfer to the Company, prior to the Commencement, the assets that the Company has acquired as a result of such termination, through the exercise of the options and rights set forth in Clause Ten of the SQM Lease Agreement and in Clause Thirteen of the SQM Project Agreement, at the same value paid by CORFO upon exercising such options and rights. NINTH TRANSITIONAL PROVISION: Public-Private Partnership. Nine.One. The Parties declare and agree that the Agreement has been Signature Version 132 entered into on the condition that, as of the Commencement Date, CODELCO or the Company has formed a partnership with the Private Shareholder through a complete and definitive agreement that has been executed prior to January 1, 2025. The foregoing is in accordance with the provisions of the National Lithium Strategy, with a view to involving the State in the lithium production cycle through public-private partnerships. The Parties hereby confirm that on May 31, 2024, said comprehensive and definitive agreement, titled “Partnership Agreement for the Mining, Production, Commercial, Community, and Environmental Development of the Salar de Atacama,” between the National Copper Corporation of Chile, Salares de Chile SpA, and the Company, on the one hand, and the Chemical and Mining Company of Chile S.A., SQM Potasio S.A. and SQM Salar S.A. (now SQM Salar SpA) on the other, which governs the steps, stages, rights, obligations, terms, and conditions for establishing a public-private partnership through the merger by absorption of Minera Tarar SpA into SQM Salar, which will be the legal successor or continuator of both. Nine.Two. It is hereby noted that the Private Shareholder has been approved by the CORFO Board through Resolution No.3,161 of 2024. TENTH TRANSITIONAL PROVISION: Ratification by the Private Shareholder. The Parties agree that, once the merger by absorption indicated in Section Nine.One. of the Ninth Transitional Clause (Public- Private Partnership) has been verified, the Private Shareholder shall: (i) ratify the third-party undertakings made by the Company with respect to the

Signature Version 133 Private Shareholder in this Agreement, thereby assuming the respective obligations and entitling CORFO to directly claim performance of such obligations from the Private Shareholder, and (ii) assume responsibility for the promises made by the Company regarding the Related Persons of the Private Shareholder. By the mere act of ratification, the Private Shareholder shall not become a Party to this Agreement, and therefore shall not have any of the rights or obligations established exclusively for the Parties by virtue of such status , including the provisions of Clause Twenty (Dispute Resolution and Arbitration). AUTHORIZATIONS. The authorization of Mr. JOSÉ MIGUEL BENAVENTE HORMAZÁBAL to act on behalf of and in representation of the CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN is set forth in Decree No. twenty-eight of the Ministry of Economy, Development, and Tourism dated March 11, 2022. The authorization of Mr. JORGE MÁXIMO PACHECO MATTE and Mr. ROLANDO ALFREDO KUKENSHONER AESCHLIMANN to act on behalf of and in representation of MINERA TARAR SpA, is evidenced by a public deed dated July 25, 2024, executed at the Second Notary Office of Santiago of Mr. Francisco Javier Leiva Carvajal under file number forty-five thousand one hundred sixty-one. The aforementioned instruments are valid, are currently in force, permit the execution and signing of this document under the terms set forth herein, are known to the parties and to the Notary who authorizes it, and are not included at the express request of the appearing parties. In witness whereof and after reading, the appearing parties sign, together with the Notary who authorizes and the clerk of this Notary’s Office, Signature Version 134 Ms. María Muñoz Yáñez. A copy is provided. This deed is recorded in the Register Book under Number: /s/ JORGE MÁXIMO PACHECO MATTE MINERA TARAR SpA REPRESENTED BY JORGE MÁXIMO PACHECO MATTE ID No. …………………………. /s/ ROLANDO ALFREDO KUKENSHONER MINERA TARAR SpA REPRESENTED BY ROLANDO ALFREDO KUKENSHONER AESCHLIMANN ID No. …………………………. Signature Version 135 /s/ JOSÉ MIGUEL BENAVENTE HORMAZÁBAL CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN REPRESENTED BY JOSÉ MIGUEL BENAVENTE HORMAZÁBAL ID No. ………………………….